SEC. File Nos. 33-12447
               811-5104

                        SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A
                            Registration Statement
                                     Under
                            the Securities Act of 1933
                         Post-Effective Amendment No. 17
                                      and
                            Registration Statement
                                     Under
                        The Investment Company Act of 1940
                              Amendment No. 18

                          CAPITAL WORLD BOND FUND, INC.
                 (Exact Name of Registrant as specified in charter)
                                333 South Hope Street
                            Los Angeles, California 90071
                        (Address of principal executive offices)

                  Registrant's telephone number, including area code:
                                   (213) 486-9200

                            JULIE F. WILLIAMS, Secretary
                            Capital World Bond Fund, Inc.
                               333 South Hope Street
                            Los Angeles, California 90071
                       (name and address of agent for service)

                                    Copies to:
                              ROBERT E. CARLSON, ESQ.
                       PAUL, HASTINGS, JANOFSKY & WALKER LLP
                               555 S. Flower Street
                            Los Angeles, CA 90071-2371
                            (Counsel for the Registrant)

   Approximate date of proposed public offering:It is proposed that this filing become effective on December 1, 1998, pursuant to paragraph (b) of rule
                                    485.

                    [LOGO OF THE AMERICAN FUNDS GROUP(R)]
--------------------------------------------------------------------------------


                                 Capital World
                                  Bond Fund(R)

                                   Prospectus



                                DECEMBER 1, 1998

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES. FURTHER, IT HAS NOT DETERMINED THAT THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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CAPITAL WORLD BOND FUND, INC.
333 South Hope Street
Los Angeles, California 90071

TICKER SYMBOL: CWBFX NEWSPAPER ABBREV.: Cap W FUND NO.: 31

--------------------------------------------------------------------------------
TABLE OF CONTENTS

Risk/Return Summary                                                         2
 .............................................................................
Fees and Expenses of the Fund                                               5
 .............................................................................
Investment Objective, Strategies and Risks                                  6
 .............................................................................
Important Recent Developments                                               9
 .............................................................................
Management and Organization                                                 9
 .............................................................................
Shareholder Information                                                    12
 .............................................................................
Purchase and Exchange of Shares                                            13
 .............................................................................
Distribution Arrangements                                                  16
 .............................................................................
Financial Highlights                                                       18

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31-010-1298/RRD                           CAPITAL WORLD BOND FUND / PROSPECTUS 1

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--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
RISK/RETURN SUMMARY

The fund seeks to provide you, over the long term, a high level of total return as is consistent with prudent management, by investing primarily in investment grade bonds denominated in U.S. dollars or other currencies. Bonds held in the fund's portfolio may provide total return through interest income, changes in the market value of the fund's investment and changes in the value of other currencies against the U.S. dollar.

The fund is designed for investors seeking returns through a portfolio of bonds of issuers based around the world. An investment in the fund is subject to risks, including the possibility that the fund may decline in value in response to certain events, such as changes in the market or general economy. The values of debt securities held by the fund may be affected by changing interest rates and credit ratings. Investing outside the U.S. can involve additional risks, such as currency fluctuations or political, social and economic instability. In addition, the fund is non-diversified, which allows it to invest a greater per-centage of its assets in any one issuer. However, the fund intends to limit its investments in the securities of any single issuer.

You may lose money by investing in the fund. The likelihood of loss is greater if you invest for a shorter period of time.

Your investment in the fund is not a bank deposit and is not insured or guaran-teed by the Federal Deposit Insurance Corporation or any other government agen-cy, entity or person.

2   CAPITAL WORLD BOND FUND / PROSPECTUS

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INVESTMENT RESULTS

The following information illustrates how the fund's results may vary:

   Here are the fund's results calculated without a sales charge on a calendar year basis. (If a sales charge were included, results would be lower.)

[begin bar chart]

1988                         2.72
1989                         4.57
1990                        11.65
1991                        15.28
1992                         0.82
1993                        16.73
1994                       - 1.43
1995                        21.41
1996                         6.34
1997                       - 0.36

[end bar chart]

The fund's year-to-date return for the nine months ended September 30, 1998 was 7.57%.

The fund's highest/lowest quarterly results during this time period were:

[X] HIGHEST 7.43% (quarter ended March 31, 1995)
[X] LOWEST -3.55% (quarter ended June 30, 1988)


                                          CAPITAL WORLD BOND FUND / PROSPECTUS 3

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

For periods ended December 31, 1997:

AVERAGE                                          THE FUND WITH
ANNUAL                                              MAXIMUM      SALOMON
TOTAL                                            SALES CHARGE  SMITH BARNEY
RETURN                                           DEDUCTED /1/    INDEX/2/
-----------------------------------------------------------------------------
One Year                                            -5.12%        0.23%
 .............................................................................
Five Years                                           7.11%        7.46%
 .............................................................................
Ten Years                                            6.99%        7.88%
 .............................................................................
Lifetime/3/                                          8.05%        8.89%

Yield/1/: 4.83%
(For current yield information, please call American FundsLine(R) at 1-800-325-
3590)

/1/ These fund results were calculated according to a formula which requires that the maximum sales charge of 4.75% be deducted. Results would be higher if they were calculated at net asset value.
/2/ The Salomon Smith Barney World Government Bond Index includes the 18 government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, Portugal, Spain, Sweden, Switzerland, the United Kingdom and the United States and includes eligible markets which must total at least US $20 billion, DM 30 billion and 2.5 trillion yen for 3 consecutive months. This index is unmanaged and does not reflect sales charges, commissions or expenses.
/3/ The fund began investment operations on August 4, 1987.

These results illustrate the potential fluctuations in the fund's results over shorter periods of time. Past results are not an indication of future results.

4  CAPITAL WORLD BOND FUND / PROSPECTUS

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FEES AND EXPENSES OF THE FUND

The following describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDERS FEES
(fees paid directly from your investment)

-------------------------------------------------------------------------------
Maximum sales charge imposed on purchases
(as a percentage of offering price)                                 4.75%/1/
 ...............................................................................
Maximum sales charge imposed on reinvested dividends                   0%
 ...............................................................................
Maximum deferred sales charge                                          0%/2/
 ...............................................................................
Redemption or exchange fees                                            0%

/1/ Sales charges are reduced or eliminated for larger purchases.

/2/ A contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following any purchases you made without a sales charge.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund assets)

-------------------------------------------------------------------------------
Management Fees                                                        0.67%
 ...............................................................................
Service (12b-1) Fees                                                   0.24%*
 ...............................................................................
Other Expenses                                                         0.15%
 ...............................................................................
Total Annual Fund Operating Expenses                                   1.06%

*12b-1 expenses may not exceed 0.30% of the fund's average net assets annually.

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
--------------------------------------------------------------------------------

One year                                                              $  578
 ...............................................................................
Three years                                                           $  796
 ...............................................................................
Five years                                                            $1,032
 ...............................................................................
Ten years                                                             $1,708

                                          CAPITAL WORLD BOND FUND / PROSPECTUS 5

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INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

The fund's investment objective is to provide you, over the long term, with a high level of total return consistent with prudent investment management. The fund invests primarily in debt securities denominated in various currencies, including U.S. dollars. Normally, the fund's debt obligations will consist of investment grade bonds (rated Baa or BBB or better by Moody's Investors Serv-ice, Inc. or Standard & Poor's Corporation).

In seeking to achieve its investment objective, the fund may engage in active and frequent trading of portfolio securities. High portfolio turnover typically involves greater transaction costs and may result in net capital gains which are taxable when distributed to shareholders.

The values of debt securities held by the fund may be affected by changing in-terest rates, effective maturities and credit ratings. For example, the values of bonds in the fund's portfolio generally will decline when interest rates rise and vice versa. These fluctuations will be greater for longer maturity se-curities. In addition, the values of non-U.S. securities can decline in re-sponse to various factors, including currency fluctuations, political, social and economic instability, differing securities regulations, and administrative difficulties such as delays in clearing and settling portfolio transactions. The fund may also hold a substantial portion of its portfolio in cash or cash equivalents, for example, in response to abnormal market conditions. The extent of the fund's cash position will be dependent on market conditions, fund pur-chases, and redemptions, and other factors. This may detract from the achieve-ment of the fund's objective over the short term, or may protect the fund dur-ing a market downturn.

The fund relies on the professional judgment of its investment adviser, Capital Research and Management Company, to make decisions about the fund's portfolio securities. The basic investment philosophy of Capital Research and Management Company is to seek undervalued securities that represent good long-term investment opportunities.

6 CAPITAL WORLD BOND FUND / PROSPECTUS

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--------------------------------------------------------------------------------

ADDITIONAL INVESTMENT RESULTS

The following additional investment results are for periods ended December 31, 1997:

AVERAGE                                               THE FUND
TOTAL                                                  WITH NO
RETURN                                             SALES CHARGE/1/ CPI/2/
-------------------------------------------------------------------------------
One Year                                               - 0.36%     1.70%
 ...............................................................................
Five Years                                               8.16%     2.60%
 ...............................................................................
Ten Years                                                7.51%     3.41%
 ...............................................................................
Lifetime/3/                                              8.56%     3.41%

/1/ These fund results were calculated according to a standard formula that is required for all stock and bond funds.
/2/ The Consumer Price Index is a measure of inflation and is computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
/3/ The fund began investment operations on August 4, 1987.

                                          CAPITAL WORLD BOND FUND / PROSPECTUS 7

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            THE FOLLOWING CHART ILLUSTRATES THE PORTFOLIO COMPOSITION
                  OF THE FUND AS OF THE END OF ITS FISCAL YEAR,
                              SEPTEMBER 30, 1998.

                                        [PIE CHART APPEARS HERE]
 .................................................................
NON-U.S. BONDS           58.8%
 .................................................................
U.S. BONDS               36.3%
 .................................................................
CASH                      4.9%
 .................................................................

               [MAP OF THE WORLD APPEARS HERE]

UNITED STATES            36.3%
 .................................................................
EUROPE                   43.8%
 .................................................................
ASIA/PACIFIC RIM         11.0%
 .................................................................
OTHER                     4.0%

Figures shown represent percentages of fund asets.
--------------------------------------------------------------------------------

BOND HOLDINGS BY QUALITY                                        PERCENT OF
CATEGORY                                                        NET ASSETS
-------------------------------------------------------------------------------
U.S. Treasury and Agency                                          20.9%
 ...............................................................................
AAA                                                               36.4%
 ...............................................................................
AA                                                                 9.1%
 ...............................................................................
A                                                                 15.6%
 ...............................................................................
BBB                                                               11.3%
 ...............................................................................
BB                                                                 1.6%*
 ...............................................................................
B                                                                  0.2%*
 ...............................................................................

* Represents bonds whose quality ratings were downgraded. The fund may hold a limited portion of its assets in downgraded bonds.

Because the fund is actively managed, its holdings will change from time to time.

8 CAPITAL WORLD BOND FUND / PROSPECTUS

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IMPORTANT RECENT DEVELOPMENTS

YEAR 2000

The date-related computer issue known as the "Year 2000 problem" could have an adverse impact on the quality of services provided to the fund and its share-holders. However, the fund understands that its key service providers -- in-cluding the investment adviser and its affiliates -- are taking steps to ad-dress the issue. In addition, the Year 2000 problem may adversely affect the issuers in which the fund invests. For example, issuers may incur substantial costs to address the problem. They may also suffer losses caused by corporate and governmental data processing errors. The fund and its investment adviser will continue to monitor developments relating to this issue.

EURO INTRODUCTION

On January 1, 1999, the European Union will introduce a single European currency, the Euro. The first group of countries that will begin to convert their currencies to the Euro include Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain. The expected introduction of the Euro presents unique uncertainties, including: whether the payment and operational systems of banks and other financial institutions will be ready by the scheduled launch date; the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the Euro; and the creation of suitable clearing and settlement payment systems for the new currency. These or other factors, including political and economic risks, could cause market disruptions before or after the introduction of the Euro. The fund understands that the investment adviser and other key service providers are taking steps to address Euro-related issues.

                                          CAPITAL WORLD BOND FUND / PROSPECTUS 9

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--------------------------------------------------------------------------------
MANAGEMENT AND ORGANIZATION

INVESTMENT ADVISER

Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the fund. The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year is indicated earlier under "Fees and Expenses of the Fund."

Capital Research and Management Company and its affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the May 9, 1994 report issued by the Investment Company Insti-tute's Advisory Group on Personal Investing. This policy has also been incorpo-rated into the fund's code of ethics.

MULTIPLE PORTFOLIO COUNSELOR SYSTEM

Capital Research and Management Company uses a system of multiple portfolio counselors in managing mutual fund assets. Under this system the portfolio of a fund is divided into segments which are managed by individual counselors. Coun-selors decide how their respective segments will be invested (within the limits provided by a fund's objective(s) and policies and by Capital Research and Man-agement Company's investment committee). In addition, Capital Research and Man-agement Company's research professionals may make investment decisions with re-spect to a portion of a fund's portfolio. The primary individual portfolio counselors for Capital World Bond Fund are listed on the following page.

10 CAPITAL WORLD BOND FUND / PROSPECTUS

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                            APPROXIMATE
                                                     YEARS OF EXPERIENCE AS AN
                                                      INVESTMENT PROFESSIONAL
                                                            (INCLUDING
                                                           THE LAST FIVE
                                                              YEARS)
                                                     ..........................

                                         YEARS OF
                                      EXPERIENCE AS
   PORTFOLIO                            PORTFOLIO      WITH CAPITAL
  COUNSELORS                          COUNSELOR FOR    RESEARCH AND
      FOR                           CAPITAL WORLD BOND  MANAGEMENT
 CAPITAL WORLD                             FUND         COMPANY OR
   BOND FUND      PRIMARY TITLE(S)    (APPROXIMATE)     AFFILIATES   TOTAL YEARS
 -------------------------------------------------------------------------------
 MARK H.         Vice President of  7 years            10 years      20 years
 DALZELL         the fund. Vice
                 President --
                 Investment
                 Management Group,
                 Capital Research
                 and Management
                 Company
 -------------------------------------------------------------------------------
 MARK A. BRETT   Vice President --  Less than 1 year   4 years       12 years
                 Capital            (plus 2 years as
                 International      research
                 Limited*           professional for
                                    the fund prior to
                                    becoming a
                                    portfolio
                                    counselor for the
                                    fund)
 -------------------------------------------------------------------------------
 LAURENTIUS      Vice President,    4 years            4 years       9 years
 HARRER          Capital Research
                 International*
 -------------------------------------------------------------------------------
 THOMAS H.       Vice President,    2 years (plus      8 years       11 years
 HOGH            Capital Research   2 years as
                 International*     research
                                    professional for
                                    the fund prior to
                                    becoming a
                                    portfolio
                                    counselor for
                                    the fund)
 -------------------------------------------------------------------------------
 JAMES R.        Vice President,    11 years (since    18 years      22 years
 MULALLY         Capital Research   the fund began
                 Company*           operations)
 -------------------------------------------------------------------------------

   The fund began operations on August 4, 1987.
 * Company affiliated with Capital Research and Management Company.


                                         CAPITAL WORLD BOND FUND / PROSPECTUS 11

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SHAREHOLDER INFORMATION

SHAREHOLDER SERVICES

American Funds Service Company, the fund's transfer agent, offers you a wide range of services you can use to alter your investment program should your needs and circumstances change. These services are available only in states where they may be legally offered and may be terminated or modified at any time upon 60 days written notice. For your convenience, American Funds Service Company has four service centers across the country.

                     AMERICAN FUNDS COMPANY SERVICE AREAS

             [MAP OF AMERICAN FUNDS SERVICE COMPANY SERVICE AREAS]

  WESTERN SERVICE       WESTERN CENTRAL       EASTERN CENTRAL       EASTERN SERVICE
  CENTER                SERVICE CENTER        SERVICE CENTER        CENTER
  American Funds        American Funds        American Funds        American Funds
  Service Company       Service Company       Service Company       Service Company
  P.O. Box 2205         P.O. Box 659522       P.O. Box 6007         P.O. Box 2280
  Brea, California      San Antonio, Texas    Indianapolis,         Norfolk, Virginia
  92822-2205            78265-9522            Indiana               23501-2280
  Fax: 714/671-7080     Fax: 210/474-4050     46206-6007            Fax: 757/670-4773
                                              Fax: 317/735-6620

A COMPLETE DESCRIPTION OF THE SERVICES WE OFFER IS DESCRIBED IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION. In addition, an easy-to-read guide to owning a fund in The American Funds Group titled "Welcome to the Family" is sent to new shareholders and is available by writing or calling American Funds Service Company.

You may invest in the fund through various retirement plans. However, some re-tirement plans or accounts held by investment dealers may not offer certain services. If you have any questions, please contact your plan administrator/trustee or dealer.

12 CAPITAL WORLD BOND FUND / PROSPECTUS

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PURCHASE AND EXCHANGE OF SHARES

PURCHASE

Generally, you may open an account by contacting any investment dealer autho-rized to sell the fund's shares. You may purchase additional shares using vari-ous options described in the statement of additional information and "Welcome to the Family."

EXCHANGE

You may exchange your shares into other funds in The American Funds Group gen-erally without a sales charge. Exchanges of shares from the money market funds initially purchased without a sales charge generally will be subject to the ap-propriate sales charge. Exchanges have the same tax consequences as ordinary sales and purchases. See "Transactions by Telephone..." for information regard-ing electronic exchanges.

THE FUND AND AMERICAN FUNDS DISTRIBUTORS, THE FUND'S PRINCIPAL UNDERWRITER, RE-SERVE THE RIGHT TO REJECT ANY PURCHASE ORDER FOR ANY REASON. ALTHOUGH THERE IS CURRENTLY NO SPECIFIC LIMIT ON THE NUMBER OF EXCHANGES YOU CAN MAKE IN A PERIOD OF TIME, THE FUND AND AMERICAN FUNDS DISTRIBUTORS RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER AND MAY TERMINATE THE EXCHANGE PRIVILEGE OF ANY INVESTOR WHOSE PATTERN OF EXCHANGE ACTIVITY THEY HAVE DETERMINED INVOLVES ACTUAL OR PO-TENTIAL HARM TO THE FUND.

INVESTMENT MINIMUMS

----------------------------------------------------------------
To establish an account                                   $1,000
 For a retirement plan account                            $  250
 For a retirement plan account through payroll deduction  $   25
To add to an account                                      $   50
 For a retirement plan account through payroll deduction  $   25

SHARE PRICE

The fund determines its share price, also called net asset value, as of 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, every day the Exchange is open. In calculating net asset value, mar-ket prices are used when available. If a market price for a particular security is not available, the fund will determine the appropriate price for the securi-ty.

Your shares will be purchased at the offering price, or sold at the net asset value, next determined after American Funds Service Company receives and ac-cepts your request. The offering price is the net asset value plus a sales charge, if applicable.

                                         CAPITAL WORLD BOND FUND / PROSPECTUS 13

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SALES CHARGE

A sales charge may apply to your purchase. Your sales charge may be reduced for larger purchases as indicated below.

                              SALES CHARGE AS A PERCENTAGE OF
                              ...............................
                                                      NET        DEALER CONCESSION
                                      OFFERING      AMOUNT            AS % OF
INVESTMENT                             PRICE       INVESTED       OFFERING PRICE
----------------------------------------------------------------------------------
Less than $25,000                      4.75%        4.99%              4.00%
 ..................................................................................
$25,000 but less than $50,000          4.50%        4.71%              3.75%
 ..................................................................................
$50,000 but less than $100,000         4.00%        4.17%              3.25%
 ..................................................................................
$100,000 but less than $250,000        3.50%        3.63%              2.75%
 ..................................................................................
$250,000 but less than $500,000        2.50%        2.56%              2.00%
 ..................................................................................
$500,000 but less than $1 million      2.00%        2.04%              1.60%
 ..................................................................................
$1 million or more and certain
other investments described below    see below    see below          see below

PURCHASES NOT SUBJECT TO SALES CHARGE

Investments of $1 million or more and investments made by employer-sponsored defined contribution-type plans with 100 or more eligible employees are sold with no initial sales charge. A 1% CONTINGENT DEFERRED SALES CHARGE MAY BE IMPOSED ON CERTAIN REDEMPTIONS BY ACCOUNTS THAT INVEST WITH NO INITIAL SALES CHARGE (OTHER THAN EMPLOYER-SPONSORED PLANS), IF REDEMPTIONS ARE MADE WITHIN ONE YEAR OF PURCHASE. A dealer concession of up to 1% may be paid by the fund under its Plan of Distribution and/or by American Funds Distributors on investments made with no initial sales charge.

REDUCING YOUR SALES CHARGE

You and your immediate family may combine investments to reduce your sales charge. You must let your investment dealer or American Funds Service Company know if you qualify for a reduction in your sales charge using one or any com-bination of the methods described in the statement of additional information or "Welcome to the Family."

PLAN OF DISTRIBUTION

The fund has a Plan of Distribution or "12b-1 Plan" under which it may finance activities primarily intended to sell shares, provided the categories of ex-penses are approved in advance by the fund's board of trustees. Up to 0.25% of average net assets is paid annually to qualified dealers for providing certain services

14 CAPITAL WORLD BOND FUND / PROSPECTUS

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--------------------------------------------------------------------------------


pursuant to the fund's Plan of Distribution. The 12b-1 fee paid by the fund, as a percentage of average net assets, for the previous fiscal year is indicated earlier under "Fees and Expenses of the Fund." Since these fees are paid out of the fund's assets on an ongoing basis, over time they will increase the cost of an investment and may cost you more than paying higher initial sales charges.


OTHER COMPENSATION TO DEALERS

American Funds Distributors may provide additional compensation to, or sponsor informational meetings for, dealers as described in the statement of additional information.

HOW TO SELL SHARES

Once a sufficient period of time has passed to reasonably assure that checks or drafts (including certified or cashiers' checks) for shares purchased have cleared (normally 15 calendar days), you may sell (redeem) those shares in any of the following ways:

 THROUGH YOUR DEALER (CERTAIN CHARGES MAY APPLY)

 . Shares held for you in your dealer's name must be sold through the dealer.

 WRITING TO AMERICAN FUNDS SERVICE COMPANY

 . Requests must be signed by the registered shareholder(s).

 . A signature guarantee is required if the redemption is:

    -- Over $50,000;

    -- Made payable to someone other than the registered shareholder(s); or

    -- Sent to an address other than the address of record, or an address of record which has been changed within the last 10 days.

 . Additional documentation may be required for sales of shares held in cor-porate, partnership or fiduciary accounts.

 TELEPHONING OR FAXING AMERICAN FUNDS SERVICE COMPANY, OR BY USING AMERICAN FUNDSLINE(R) OR AMERICAN FUNDSLINE ONLINE(R):

 . Redemptions by telephone or fax (including American FundsLine and American
   FundsLine OnLine) are limited to $50,000 per shareholder each day.

 . Checks must be made payable to the registered shareholder(s).

 . Checks must be mailed to an address of record that has been used with the account for at least 10 days.

                                         CAPITAL WORLD BOND FUND / PROSPECTUS 15

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TRANSACTIONS BY TELEPHONE, FAX, AMERICAN FUNDSLINE, OR AMERICAN FUNDSLINE
ONLINE

Generally, you are automatically eligible to use these services for redemptions and exchanges unless you notify us in writing that you do not want any or all of these services. You may reinstate these services at any time.

Unless you decide not to have telephone, fax, or computer services on your ac-count(s), you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) which may be incurred in connection with the exercise of these privileges, provided Amer-ican Funds Service Company employs reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine. If reasonable procedures are not employed, the fund may be liable for losses due to unauthorized or fraudulent instructions.
--------------------------------------------------------------------------------
DISTRIBUTION ARRANGEMENTS

DIVIDENDS AND DISTRIBUTIONS

The fund usually pays dividends, which may fluctuate, in March, June, October and December. The first three dividends of each year are normally the same; the December dividend may be greater or less than the first three reflecting the impact of foreign currency transactions. Capital gains, if any, are also usu-ally distributed in December. When a dividend or capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

You may elect to reinvest dividends and/or capital gain distributions to pur-chase additional shares of this fund or any other fund in The American Funds Group or you may elect to receive them in cash.

TAX CONSEQUENCES

Dividends derived from taxable interest income, distributions of capital gains and dividends on gains from the disposition of certain market discount bonds will not be exempt from federal, state or local income tax.

Dividends and capital gains are generally taxable whether they are reinvested or received in cash -- unless you are exempt from taxation or entitled to tax deferral. Capital gains may be taxed at different rates depending on the length of time the fund holds its assets.

16 CAPITAL WORLD BOND FUND / PROSPECTUS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

You must provide the fund with a certified correct taxpayer identification num-ber (generally your Social Security Number) and certify that you are not sub-ject to backup withholding. If you fail to do so, the IRS can require the fund to withhold 31% of your taxable distributions and redemptions. Federal law also requires the fund to withhold 30% of the applicable tax treaty rate from divi-dends paid to certain non-resident alien, non-US partnership and non-U.S. cor-poration shareholder accounts.

Please see the statement of additional information, "Welcome to the Family," and your tax adviser for further information.

                                         CAPITAL WORLD BOND FUND / PROSPECTUS 17

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund's financial results for the past five years. Certain information reflects finan-cial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This informa-tion has been audited by Deloitte & Touche LLP, whose report, along with the fund's financial statements, are included in the statement of additional infor-mation, which is available upon request.

                                         YEAR ENDED SEPTEMBER 30
                                         .......................
                                    1998     1997    1996    1995     1994
                        --------------------------------------------------------
Net asset value,
beginning of period                 $16.40  $16.86  $16.81   $15.33  $16.48
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT
OPERATIONS
Net investment income                  .43     .88    1.09     1.09    1.05
 ................................................................................
Net gains or losses on securities
(both realized and unrealized)         .57    (.16)    .16     1.57   (1.14)
 ................................................................................
Total from investment
operations                            1.00     .72    1.25     2.66    (.09)
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends (from net
investment income)                    (.80)   (.95)  (1.08)   (1.18)   (.90)
 ................................................................................
Dividends from net realized
non-U.S. currency gains/1/              --    (.23)   (.12)      --    (.04)
 ................................................................................
Distributions (from capital
gains)                                (.28)     --      --       --    (.12)
 ................................................................................
Total distributions                  (1.08)  (1.18)  (1.20)   (1.18)  (1.06)
--------------------------------------------------------------------------------
Net asset value,
end of period                       $16.32  $16.40  $16.86   $16.81  $15.33
--------------------------------------------------------------------------------
Total return/2/                      6.42%   4.38%   7.67%   18.10%  (.62)%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
millions)                             $645    $758    $811     $653    $576
 ................................................................................
Ratio of expenses to
average net assets                   1.06%   1.07%   1.09%    1.12%   1.11%
 ................................................................................
Ratio of net income
to average net assets                5.15%   5.21%   6.07%    6.83%   6.88%
 ................................................................................
Portfolio turnover rate            100.92%  79.00%  91.27%  104.96%  77.04%

/1/ Realized non-U.S. currency gains are treated as ordinary income for federal income tax purposes.

/2/ Excludes maximum sales charge of 4.75%.

18 CAPITAL WORLD BOND FUND / PROSPECTUS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
NOTES
                                         CAPITAL WORLD BOND FUND / PROSPECTUS 19

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
NOTES

20 CAPITAL WORLD BOND FUND / PROSPECTUS

--------------------------------------------------------------------------------
NOTES

                                         CAPITAL WORLD BOND FUND / PROSPECTUS 21

------------------------------------------------------------------------------

  FOR SHAREHOLDER           FOR RETIREMENT PLAN                   FOR DEALER
  SERVICES                  SERVICES                              SERVICES
  American Funds            Call your employer or                 American Funds
  Service Company           plan administrator                    Distributors
  800/421-0180                                                    800/421-9900 ext. 11

                            FOR 24-HOUR INFORMATION

     American                                     American Funds
     FundsLine(R)                                 Internet Web site
     800/325-3590                                 http://www.americanfunds.com

 Telephone conversations may be recorded or monitored for
 verification, recordkeeping and quality assurance purposes.
 ------------------------------------------------------------
 MULTIPLE TRANSLATIONS

 This prospectus may be translated into other languages. If
 there are any inconsistencies or ambiguities, the English
 text will prevail.
 ------------------------------------------------------------
 OTHER FUND INFORMATION

 ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS

 Contains additional information about the fund including financial statements, investment results, portfolio holdings, a statement from portfolio management discussing market conditions and the fund's investment strategies, and the independent accountants' report (in the annual report).

 STATEMENT OF ADDITIONAL INFORMATION (SAI)

 Contains more detailed information on all aspects of the fund, including the fund's financial statements.

 A current SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus. The SAI and other related materials about the fund are available for review or to be copied at the SEC's Public Reference Room (1-800-SEC-0330) or on the SEC's Internet Web site at http://www.sec.gov.

 CODE OF ETHICS

 Includes a description of the fund's personal investing policy.

 To request a free copy of any of the documents above:

   Call American Funds   or      Write to the Secretary of
   Service Company               the fund
   800/421-0180 ext. 1           333 South Hope Street
                                 Los Angeles, California
                                 90071
                                                 [RECYCLE LOGO]
 Investment Company File No. 811-5104            Printed on recycled paper

------------------------------------------------------------------------------



                         CAPITAL WORLD BOND FUND, INC.
                                   Part B

                     Statement of Additional Information
                               December 1, 1998

 This document is not a prospectus but should be read in conjunction with the current prospectus dated December 1, 1998 of Capital World Bond Fund, Inc. (the "fund"). The prospectus may be obtained from your investment dealer or financial planner or by writing to the fund at the following address:

                         Capital World Bond Fund, Inc.
                            Attention:  Secretary
                            333 South Hope Street
                            Los Angeles, CA  90071
                                (213) 486-9200

 Shareholders who purchase shares at net asset value through employer-sponsored defined contribution plans should note that not all of the services or features described below may be available to them, and they should contact their employer for details.

                               Table of Contents

Item Page No.



Certain Investment Limitations                                     2

Description of Securities and Investment Techniques                2

Investment Restrictions                                            7

Fund Organization                                                  8

Fund Officers and Directors                                        9

Management                                                        12

Dividends, Distributions and Federal Taxes                        15

Purchase of Shares                                                18

Selling Shares                                                    24

Shareholder Account Services and Privileges                       25

Execution of Portfolio Transactions                               28

General Information                                               28

Investment Results and Related Statistics                         30

Appendix                                                          34

Financial Statements                                              Attached


                         CERTAIN INVESTMENT LIMITATIONS

The following limitations and guidelines are considered at the time of purchase, under normal market conditions, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.

DEBT SECURITIES

- The fund will invest at least 65% of its assets in bonds (for this purpose, bonds are considered any debt securities having initial maturities in excess of one year).


- The fund will invest in debt securities rated Baa/BBB or better by Moody's Investors Services Inc. or Standard & Poor's Corporation or unrated but determined to be of equivalent quality. If, as a result of a downgrade, the fund holds more than 5% of its assets in bonds rated below Baa/BBB it will dispose of the excess as deemed prudent by the investment adviser.


NON-U.S. SECURITIES


- The fund's debt securities will be invested in at least three countries.


- Issuers of debt securities located in any one country (other than the United States) will represent no more than 40% of the fund's assets.


              DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES

The descriptions below are intended to supplement the material in the prospectus under "Investment Objective and Policies."

DEBT SECURITIES -- Bonds and other debt securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest but are purchased at a discount from their face values. The prices of debt securities fluctuate depending on such factors as interest rates, credit quality, and maturity. In general their prices decline when interest rates rise and vice versa.

   The fund will invest in debt securities rated BBB by S&P or Baa by Moody's or determined to be of equivalent quality by the fund's investment adviser. These securities are considered to be investment grade but also may have speculative characteristics. Although the fund is not normally required to dispose of a security in the event its rating is reduced below the current minimum rating for its purchase (or it is not rated and its quality becomes equivalent to such a security), if, as a result of a downgrade or otherwise, the fund holds more than 5% of its net assets in these securities, the fund will dispose of the excess as deemed prudent by the investment adviser. Securities rated Ba and BB or below or unrated securities determined to be of equivalent quality are commonly known as "high-yield, high-risk" or "junk" bonds. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty.

   INFLATION INDEXED NOTES AND BONDS -- The fund may also invest in inflation-indexed bonds issued by governments, their agencies or instrumentalities, and corporations. The principal value of this type of bond is periodically adjusted according to changes in the rate of inflation. The interest rate is generally fixed at issuance; however, interest payments are based on an inflation adjusted principal value. For example, in a period of falling inflation, principal value will be adjusted downward, reducing the interest payable.

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The fund may also invest in other bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

U.S. GOVERNMENT SECURITIES -- Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury.

Certain securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the Treasury. However, they generally involve federal sponsorship in one way or another; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

ASSET-BACKED SECURITIES -- "Asset-backed securities" are backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates, and at times the financial condition of the issuer. Some asset-backed securities also may receive prepayments which can change the securities' effective maturities.

   INVESTING IN VARIOUS COUNTRIES -- Investing in securities of issuers domiciled outside the U.S. involves special risks, particularly in certain developing countries, caused by, among other things: currency controls, fluctuating currency values; different accounting, auditing, and financial reporting regulations and practices in some countries; changing local and regional economic, political, and social conditions; expropriation or confiscatory taxation; greater market volatility; differing securities market structures; and various administrative difficulties such as delays in clearing and settling portfolio transactions or in receiving payment of dividends.

   The risks described above are potentially heightened in connection with investments in developing countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of its industrialization cycle with a low per capita gross national product. For example, political and/or economic structures in these countries may be in their infancy and developing rapidly. Historically, the markets of developing countries have been more volatile than the markets of developed countries. The fund may only invest in securities of issuers in developing countries to a limited extent.

Additional costs could be incurred in connection with the fund's investment activities outside the U.S. Brokerage commissions may be higher outside the U.S., and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with the maintenance of assets in certain jurisdictions.

CURRENCY TRANSACTIONS -- The fund has the ability to enter into forward currency contracts to either protect against changes in currency exchange rates or in lieu of holding a security denominated in a particular currency. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The fund will segregate liquid assets which will be marked to market daily to meet its forward contract commitments to the extent required by the Securities and Exchange Commission. Although forward contracts entered into by the fund will typically involve the purchase or sale of a currency against the U.S. dollar, the fund also may purchase or sell one currency against another currency (other than the U.S. dollar).

Although the fund has no current intention of doing so (at least for the next 12 months), the fund may attempt to accomplish objectives similar to those involved in its use of forward currency contracts by purchasing put or call options on currencies. A put option gives the fund as purchaser the right (but not the obligation) to sell a specified amount of currency at the exercise price until the expiration of the option. A call option gives the fund as purchaser the right (but not the obligation) to purchase a specified amount of currency at the exercise price until its expiration. The fund might purchase a currency put option, for example, to protect itself during the contract period against a decline in the dollar value of a currency in which it holds or anticipates holding securities. If the currency's value should decline against the dollar, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise against the dollar, any gain to the fund would be reduced by the premium it had paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value against the dollar of a currency in which the fund anticipates purchasing securities. Currency options may be either listed on an exchange or traded over-the-counter ("OTC options"). Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation), and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. The fund will not purchase an OTC option unless it believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of a quote provided by the dealer. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time.

Certain provisions of the Internal Revenue Code may limit the extent to which the fund may enter into forward contracts. Such transactions may also affect, for U.S. federal income tax purposes, the character and timing of income, gain or loss recognized by the fund.

RESTRICTED SECURITIES AND LIQUIDITY -- The fund may purchase securities subject to restrictions on resale. All such securities not actively traded outside the U.S. will be considered illiquid unless they have been specifically determined to be liquid under procedures adopted by the fund's board of directors taking into account factors such as frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur certain additional costs in disposing of illiquid securities.

PORTFOLIO TURNOVER -- The fund will attempt to take prompt advantage of market conditions and as a result may at times have a high rate of portfolio turnover relative to many other mutual funds. The fund may dispose of any security at any time, and it is the fund's intention to take either short- or long-term profits or losses consistent with its objective and sound investment practice, and when such action would not impair the fund's tax status. Portfolio changes will be made without regard to the length of time particular investments may have been held. High portfolio turnover (100% or more) involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders. Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved. The fund's portfolio turnover rate would equal 100% if each security in the fund's portfolio were replaced once per year.

MATURITY -- There are no restrictions on the maturity composition of the portfolio, although it is anticipated that the fund normally will be invested substantially in securities with maturities in excess of three years.

   PORTFOLIO TRADING -- The fund intends to engage in portfolio trading when Capital Research and Management Company (the "Investment Adviser") believes that the sale of a security owned by the fund and the purchase of another security of better value can reduce prospective risk and/or increase prospective return. A security may be sold to avoid any prospective decline in market value in light of what is evaluated as an expected rise in prevailing yields, or a security may be purchased in anticipation of a market rise (a decline in prevailing yields). A security also may be sold and a comparable security purchased coincidentally in order to take advantage of what is believed to be a disparity in the normal yield and price relationship between the two securities, or in connection with a "roll" transaction as described below.

CASH AND CASH EQUIVALENTS -- Subject to the requirement that under normal market conditions it maintain at least 65% of its assets in bonds, the fund may maintain assets in cash or cash equivalents. Cash equivalents include: (1) commercial paper (short-term notes up to 9 months in maturity issued by corporations or governmental bodies); (2) commercial bank obligations such as certificates of deposit (interest-bearing time deposits), bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity); (3) savings association obligations (certificates of deposit issued by mutual savings banks or savings and loan associations); (4) securities of the U.S. Government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less; and (5) corporate bonds and notes that mature, or that may be redeemed, in one year or less. Cash and cash equivalents may be denominated in U.S. dollars, non-U.S. currencies or multinational currency units.

   STOCK, WARRANTS AND RIGHTS -- While, the fund may not make direct purchases of common or preferred stocks, and common or warrants or rights to acquire common stocks, the fund may, however, invest in debt securities that are issued together with common stock or other equity interests, or have equity conversion, exchange or purchase rights. Common or preferred stocks acquired through conversions, exchanges or the exercise of warrants or rights will be disposed of by the fund within a reasonable period of time after acquisition.


OTHER INVESTMENT COMPANIES -- Although it intends to do so only infrequently, if at all, the fund has the authority to invest up to 10% of its total assets in shares of other investment companies. (Any such shares would be included in the fund's average net assets for purposes of calculating the investment adviser's fee, as described under "Investment Advisory and Service Agreement" below). The fund may not invest more than 5% of its total assets in any one investment company nor acquire more than 3% of the outstanding voting securities of any one investment company.

REPURCHASE AGREEMENTS -- Although the fund has no current intention to do so during the next 12 months, the fund may enter into repurchase agreements, under which it buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. The seller must maintain with the fund's custodian collateral equal to at least 100% of the repurchase price including accrued interest, as monitored daily by the Investment Adviser. If the seller under the repurchase agreement defaults, the fund may incur a loss if the value of the collateral security under or subject to the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, liquidation of the collateral by the fund may be delayed or limited.

   FORWARD COMMITMENTS -- The fund may purchase or sell securities under which it gives or receives a commitment to complete the transaction beyond the normal settlement period. When the fund agrees to purchase such securities it assumes the risk of any decline in the value of the security beginning on the date of the agreement. When the fund agrees to sell such securities, it does not participate in further gains or losses with respect to the securities. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss beginning on the date of the agreement.

As the fund's aggregate commitments under these transactions increase, the opportunity for leverage similarly may increase. The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets which will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund's aggregate commitments under these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations thereunder.

   Although the fund has no current intention to do so during the next 12 months, the fund is authorized to enter into reverse repurchase agreements and "roll" transactions. A reverse repurchase agreement is the sale of a security by a fund and its agreement to repurchase the security at a specified time and price. A "roll" transaction is the sale of mortgage-backed securities or other securities together with a commitment to purchase similar, but not identical, securities at a future date. The fund will segregate liquid assets which will be marked to market daily in an amount sufficient to cover its obligations under "roll" transactions and reverse repurchase agreements with broker-dealers (but no collateral is required on reverse repurchase agreements with banks). Under the Investment Company Act of 1940 (the "1940 Act"), these transactions may be considered borrowings by the fund; accordingly, the fund will limit these transactions, together with any other borrowings, to no more than one-third of its total assets. Although these transactions will not be entered into for the purpose of leveraging, to the extent the fund's aggregate commitments under these transactions exceed its segregated assets, the fund temporarily will be in a leveraged position (I.E., it will have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. As the fund's aggregate commitments under these transactions increase, the opportunity for leverage similarly increases. If the income and gains on securities purchased with the proceeds of reverse repurchase or roll agreements exceed the costs of the agreements, the fund's earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case.

LOANS OF PORTFOLIO SECURITIES -- The fund is authorized to make loans of its portfolio securities to broker-dealers or to other institutional investors whose financial condition is monitored by the Investment Adviser. The borrower must maintain with the fund's custodian collateral consisting of cash, cash equivalents or U.S. Government securities equal to at least 100% of the value of the borrowed securities, plus any accrued interest. The Investment Adviser will monitor the adequacy of the collateral on a daily basis. The fund may at any time call a loan of its portfolio securities and obtain the return of the loaned securities. The fund will receive any interest paid on the loaned securities and a fee or a portion of the interest earned on the collateral.
The fund will limit its loans of portfolio securities to an aggregate of 10% of the value of its total assets, measured at the time any such loan is made.

DIVERSIFICATION -- For the fund to be considered a "diversified" investment company under federal and state laws, it would be required to limit its investment in any one issuer (other than the U.S. Government) to 5% of its total assets. However, such a limitation would reduce the extent to which the fund could concentrate its non-U.S. investments in securities of governmental issuers, which are generally considered to be of higher credit quality than are non-U.S. private issuers, and accordingly might increase the fund's investment risk. The fund intends to comply with the diversification and other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies so that the fund will not be subject to U.S. taxes on the net investment income and net capital gains that it distributes to its shareholders.

                            INVESTMENT RESTRICTIONS

The fund has adopted certain investment restrictions which may not be changed without a majority vote of its outstanding shares. Such majority is defined by the 1940 Act as the vote of the lesser of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. Investment limitations expressed in the following restrictions are considered at the time securities are purchased. These restrictions provide that the fund may not:

        1. Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry;

        2. Invest in companies for the purpose of exercising control or management;

        3. Buy or sell real estate or commodities or commodity contracts; however, the fund may invest in debt securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein, including real estate investment trusts, and may purchase or sell currencies (including forward currency contracts) or options on currencies;

        4. Acquire securities subject to restrictions on disposition or securities for which there is no readily available market or OTC options for which there is no secondary market, or enter into repurchase agreements or purchase time deposits maturing in more than seven days, if, immediately after and as a result, the value of such securities would exceed, in the aggregate, 10% of the fund's total assets;

         5. Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933;

         6. Make loans, except that the fund may purchase debt securities and enter into repurchase agreements and make loans of portfolio securities;

         7. Sell securities short, except to the extent that the fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

         8. Purchase securities on margin, provided that the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

         9. Borrow money, except from banks for temporary or emergency purposes not in excess of 5% of the value of the fund's total assets (in the event that the asset coverage for such borrowings falls below 300%, the fund will reduce, within three days, the amount of its borrowings in order to provide for 300% asset coverage), and except that the fund may enter into reverse repurchase agreements and engage in "roll" transactions, provided that reverse repurchase agreements, "roll" transactions and any other transactions constituting borrowing by the fund may not exceed one-third of the fund's total assets;

        10. Mortgage, pledge, or hypothecate any of its assets, provided that this restriction shall not apply to the transfer of securities in connection with any permissible borrowing;

        11. Invest in interests in oil, gas, or other mineral exploration or development programs;

        12. Invest more than 5% of its total assets in securities of companies having, together with their predecessors, a record of less than three years of continuous operation;

        13. Write, purchase or sell put options, call options or combinations thereof, except that this shall not prevent the purchase of put or call options on currencies;

        14. Purchase or retain the securities of any issuer, if those individual officers and Directors of the fund, its investment adviser, or distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer.
A further investment policy of the fund, which may be changed by action of the Board of Directors without shareholder approval, is that the fund will not invest in securities of an issuer if the investment would cause the fund to own more than 10% of any class of securities of any one issuer.

                               FUND ORGANIZATION

The fund is an open-end, non-diversified management investment company. It was organized as a Maryland corporation on June 8, 1987.

All fund operations are supervised by the fund's board of directors. The board meets periodically and performs duties required by applicable state and federal laws. Members of the board who are not employed by Capital Research and Management Company or its affiliates are paid certain fees for services rendered to the fund as described in "Directors and Director Compensation" below. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.


                          FUND OFFICERS AND DIRECTORS
                    Directors and Director Compensation


NAME, ADDRESS      POSITION         PRINCIPAL           AGGREGATE              TOTAL                  TOTAL
AND AGE            WITH             OCCUPATION(S)       COMPENSATION           COMPENSATION           NUMBER
                   REGISTRANT       DURING              (INCLUDING             (INCLUDING             OF FUND
                                    PAST 5 YEARS        VOLUNTARILY            VOLUNTARILY            BOARDS ON
                                                        DEFERRED               DEFERRED               WHICH
                                                        COMPENSATION/1/)       COMPENSATION/1/)       DIRECTOR
                                                        FROM                   FROM ALL               SERVES/2/
                                                        THE FUND DURING        FUNDS MANAGED BY
                                                        FISCAL YEAR ENDED      CAPITAL RESEARCH
                                                        SEPTEMBER 30,          AND
                                                        1998                   MANAGEMENT
                                                                               COMPANY OR ITS
                                                                               AFFILIATES/2/ FOR
                                                                               THE YEAR ENDED
                                                                               SEPTEMBER 30,
                                                                               1998

H. Frederick       Director         Private             $3,500                 $180,700               19
Christie                            Investor.
Age: 65                             Former
P.O. Box 144                        President and
Palos Verdes                        CEO, The
Estates, CA                         Mission Group
90274                               (non-utility
                                    holding
                                    company,
                                    subsidiary of
                                    Southern
                                    California
                                    Edison
                                    Company)

+Don R.            Director         President           none/4/                none/4/                12
Conlan                              (retired),
Age: 62                             The Capital
1630 Milan                          Group
Avenue                              Companies,
South                               Inc.
Pasadena, CA
91030

Diane C.           Director         CEO and             $2,700/3/              $44,650                12
Creel                               President,
Age: 50                             The Earth
100 W.                              Technology
Broadway                            Corporation
Suite 5000                          (international
Long Beach,                         consulting
CA 90802                            engineering)

Martin             Director         Chairman,           $3,100/3/              $122,584               15
Fenton, Jr.                         Senior
Age: 63                             Resource Group
4660 La Jolla                       LLC
Village Drive                       (management of
Suite 725                           senior living
San Diego, CA                       centers)
92122

Leonard R.         Director         President,          $3,500                 $49,850                12
Fuller                              Fuller
Age: 52                             Consulting
4337 Marina                         (management
City Drive                          consultanting
Suite 841 ETN                       firm)
Marina del
Rey, CA 90292

+*Abner D.         President,       Senior Vice         none/4/                none/4/                12
Goldstine          PEO              President and
Age: 68            and Director     Director,
                                    Capital
                                    Research and
                                    Management
                                    Company

+**Paul G.         Chairman of      Executive Vice      none/4/                none/4/                14
Haaga, Jr.         the Board        President and
Age: 49                             Director,
                                    Capital
                                    Research and
                                    Management
                                    Company

Herbert            Director         Private             $3,500                 $68,484                13
Hoover                              Investor
IIIAge: 71
1520 Circle
Drive
San Marino,
CA 91108

Richard G.         Director         Chairman,           $3,100/3/              $100,650               13
Newman                              President and
Age: 64                             CEO,
3250 Wilshire                       AECOM
Boulevard                           Technology
Los Angeles,                        Corporation
CA 90010-1599                       (architectural
                                    engineering)


+ Directors who are considered "interested persons" of the fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company.

++ May be deemed an "interested person" of the fund due to membership on the board of directors of the parent company of a registered broker-dealer.

* Address is 11100 Santa Monica Boulevard, Los Angeles, CA 90025

** Address is 333 South Hope Street, Los Angeles, CA 90071

/1/ Amounts may be deferred by eligible Directors under a non-qualified deferred compensation plan adopted by the fund in 1994. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Director.

/2/ Capital Research and Management Company manages The American Funds Group consisting of 28 funds: AMCAP Fund, Inc., American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U. S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund which serve as the underlying investment vehicle for certain variable insurance contracts; and Endowments, whose shareholders are limited to (i) any entity exempt from taxation under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended ("501(c)(3) organization"); (ii) any trust, the present or future beneficiary of which is a 501(c)(3) organization, and
(iii) any other entity formed for the primary purpose of benefiting a 501(c)(3) organization. An affiliate of Capital Research and Management Company, Capital International, Inc., manages Emerging Markets Growth Fund, Inc.


/3/ Since the plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) for participating Directors is as follows: H. Frederick Christie ($7,050), Diane C. Creel ($649), Martin Fenton, Jr. ($7,351), and Richard G. Newman ($16,014). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Director.

/4/ Don R. Conlan, Abner D. Goldstine and Paul G. Haaga, Jr. are affiliated with the Investment Adviser and, accordingly, receive no compensation from the fund.

                               OFFICERS
        (with their principal occupations during the past five years)

NAME AND ADDRESS           AGE     POSITION(S)      PRINCIPAL OCCUPATION(S)
                                   HELD WITH        DURING PAST 5 YEARS
                                   REGISTRANT

Mark H. Dalzell            44      Vice             Vice President, Capital
11100 Santa Monica                 President        International Limited
Blvd.
Los Angeles, CA 90025

Michael J. Downer          43      Vice             Senior Vice President -
333 South Hope Street              President        Fund Business Management
Los Angeles, CA 90071                               Group, Capital Research
                                                    and Management Company

Julie F. Williams          50      Secretary        Vice President - Fund
333 South Hope Street                               Business Management
Los Angeles, CA 90071                               Group, Capital Research
                                                    and Management Company

Anthony W. Hynes, Jr.      35      Treasurer        Vice President - Fund
135 South State                                     Business Management
College Blvd.                                       Group, Capital Research
Brea, CA 92821                                      and Management Company

Kimberly S. Verdick        33      Assistant        Assistant Vice President
333 South Hope Street              Secretary        - Fund Business
Los Angeles, CA 90071                               Management Group, Capital
                                                    Research and Management
                                                    Company

Todd L. Miller             39      Assistant        Assistant Vice President
135 South State                    Treasurer        - Fund Business
College Blvd.                                       Management Group, Capital
Brea, CA 92821                                      Research and Management
                                                    Company





No compensation is paid by the fund to any officer or Director who is a director or officer of the Investment Adviser. The fund pays annual fees of $1,500 to Directors who are not affiliated with the Investment Adviser, plus $200 for each Board of Directors meeting attended, plus $200 for each meeting attended as a member of a committee of the Board of Directors. The Directors may elect, on a voluntary basis, to defer all or a portion of these fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the Directors who are not affiliated with the Investment Adviser. As of November 1, 1998, the officers and Directors and their families as a group, owned beneficially or of record fewer than 1% of the outstanding shares of the fund.

                                   MANAGEMENT

INVESTMENT ADVISER -- The Investment Adviser, founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Singapore, Hong Kong and Tokyo), with a staff of professionals, many of whom have years of investment experience. The Investment Adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. The Investment Adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world.
The Investment Adviser believes that it is able to attract and retain quality personnel. The Investment Adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.

An affiliate of the Investment Adviser compiles indices for major stock markets around the world and compiles and edits the Morgan Stanley Capital International Perspective, providing financial and market information about more than 2,400 companies around the world.

The Investment Adviser is responsible for more than $175 billion of stocks, bonds and money market instruments and serves over eight million investors of all types throughout the world. These investors include privately owned businesses and large corporations, as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.

INVESTMENT ADVISORY AND SERVICE AGREEMENT -- The Investment Advisory and Service Agreement (the "Agreement"), between the fund and the Investment Adviser, will continue in effect until October 31, 1999 unless sooner terminated, and may be renewed from year to year thereafter provided that any such renewal has been specifically approved at least annually by (i) the Board of Directors or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (ii) the vote of a majority of Directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. The Agreement provides that either party has the right to terminate it without penalty, upon 60 days' written notice to the other party and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

The Agreement provides for an advisory fee reduction by any amount necessary to assure that the fund's annual ordinary net operating expenses do not exceed applicable expense limitations in any state in which the fund's shares are being offered for sale. Other expenses which are not subject to these limitations include interest, taxes, brokerage commissions, transaction costs, and extraordinary items such as litigation, as well as, for purposes of the state expense limitations, any amounts excludable under the applicable regulation. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses.

The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of persons to perform the executive, administrative, clerical and bookkeeping functions of the fund, and provides suitable office space and utilities, necessary small office equipment and general purpose accounting forms, supplies, and postage used at the offices of the fund. The fund pays all expenses not assumed by the Investment Adviser, including, but not limited to, custodian, stock transfer and dividend disbursing fees and expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements, and notices to its shareholders; taxes; expenses of the issuance and redemption of shares (including stock certificates, registration and qualification fees and expenses); legal and auditing expenses; compensation, fees, and expenses paid to directors unaffiliated with the Investment Adviser; association dues; costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.

The management fee is based upon the annual rates of 0.65% of the first $500 million of the fund's average net assets, plus 0.57% on average net assets in excess of $500 million but not exceeding $1 billion, plus 0.50% on average net assets in excess of $1 billion.


During the fiscal years ended September 30, 1998, 1997, and 1996, the Investment Adviser's total fees amounted to $4,538,000, $5,266,000, and $4,847,000, respectively.

The fund pays all expenses not specifically assumed by the Investment Adviser, including, but not limited to, registration and filing fees with federal and state agencies, blue sky expenses, expenses of shareholders meetings, the expense of reports to existing shareholders, expenses of printing proxies and prospectuses, insurance premiums, legal and auditing fees, dividend disbursement expenses, the expense of the issuance, transfer and redemption of its shares, expenses pursuant to the fund's Plan of Distribution, custodian fees, costs of printing and preparation of registration statements, taxes and compensation and expenses of Directors who are not affiliated with the Investment Adviser.

   PRINCIPAL UNDERWRITER -- American Funds Distributors, Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The fund has adopted a Plan of Distribution (the "Plan"), pursuant to rule 12b-1 under the 1940 Act (see "Principal Underwriter" in the Prospectus). The Principal Underwriter receives amounts payable pursuant to the Plan (see below) and commissions consisting of that portion of the sales charge remaining after the discounts which it allows to investment dealers. Commissions retained by the Principal Underwriter on sales of fund shares during the fiscal year ended September 30, 1998 amounted to $245,000 after allowance of $1,020,000 to dealers. During the fiscal years ended September 30, 1997 and 1996, 1995, the Principal Underwriter retained $480,000, 707,000, and $838,000, respectively.

As required by rule 12b-1, the Plan (together with the Principal Underwriting Agreement) has been approved by the full Board of Directors and separately by a majority of the Directors who are not "interested persons" of the fund and who have no direct or indirect financial interest in the operation of the Plan or the Principal Underwriting Agreement, and the Plan has been approved by a majority of the outstanding voting securities of the fund. The officers and Directors who are "interested persons" of the fund may be considered to have a direct or indirect financial interest in the operation of the Plan due to present or past affiliations with the Investment Adviser and related companies. Potential benefits of the Plan to the fund include improved shareholder services, savings to the fund in transfer agency costs, savings to the fund in advisory fees and other expenses, and benefits to the investment process from growth or stability of assets and maintenance of a financially healthy management organization. The selection and nomination of Directors who are not "interested persons" of the fund is committed to the discretion of the Directors who are not interested persons during the existence of the Plan.
Plan expenditures are reviewed quarterly and must be renewed annually by the Board of Directors.

   Under the Plan the fund may expend up to 0.30% of its average net assets annually to finance any activity which is primarily intended to result in the sale of fund shares, provided the Board of Directors has approved the category of expenses for which payment is being made. These include service fees for qualified dealers and dealers commissions and wholesaler compensation on sales of shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan, any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 100 or more eligible employees or a community foundation).

   Commissions on sales of shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code, including any "401(k)" plan with 100 or more eligible employees) in excess of the Plan limitation not reimbursed during the most recent fiscal quarter are recoverable for five quarters, provided that such commissions do not exceed the annual expense limit. After five quarters, commissions are not recoverable. During the fund's fiscal year ended September 30, 1998, the Fund paid $1,595,000 to the Principal Underwriter under the Plan as compensation to dealers. As of September 30, 1998, accrued and unpaid distribution expenses to the Principal Underwriter were $114,000.

The Glass-Steagall Act and other applicable laws, among other things, generally prohibit federally chartered or supervised banks from engaging in the business of underwriting, selling or distributing securities, but permit banks to make shares of mutual funds available to their customers and to perform administrative and shareholder servicing functions. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks or their subsidiaries of affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, shareholder clients of such bank would be permitted to remain shareholders of the fund and alternate means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the fund might occur and shareholders serviced by such bank might no longer be able to avail themselves of any automatic investment or other services then being provided by such bank. It is not expected that shareholders would suffer adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and certain banks and financial institutions may be required to be registered as dealers pursuant to state law.

                   DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

The fund intends to meet all the requirements and to elect the tax status of a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Under Subchapter M, if the fund distributes within specified times at least 90% of the sum of its investment company taxable income (net investment income and the excess of net short-term capital gains over net long-term capital losses), it will be taxed only on that portion (if any) of the investment company taxable income and net capital gain which it retains.

To qualify, the fund must (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or currencies or other income derived with respect to its business of investing in such stock, securities, or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities (but such other securities must be limited, in respect of any one issuer, to an amount not greater than 5% of the fund's assets and 10% of the outstanding voting securities of such issuer), and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or in two or more issuers which the fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and
(iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the fund pays income tax for the year. The fund intends to distribute net investment income and net capital gains so as to minimize or meet these distribution requirements to avoid the excise tax liability.

The fund also intends to distribute to shareholders all of the excess of net long-term capital gain over net short-term capital loss on sales of securities. If the net asset value of shares of the fund should, by reason of a distribution of realized capital gains, be reduced below a shareholder's cost, such distribution would in effect be a return of capital to that shareholder even though taxable to the shareholder, and a sale of shares by a shareholder at net asset value at that time would establish a capital loss for federal tax purposes. In particular, investors should consider the tax implications of purchasing shares just prior to a dividend or distribution record date. Those investors purchasing shares just prior to such a date will then receive a partial return of capital upon the dividend or distribution, which will nevertheless be taxable to them as an ordinary or capital gains dividend.

Sales of forward currency contracts which are intended to hedge against a change in the value of securities or currencies held by the fund may affect the holding period of such securities or currencies and, consequently, the nature of the gain or loss on such securities or currencies upon disposition.

It is anticipated that any net gain realized from the closing out of forward currency contracts will be considered a gain from the sale of securities or currencies and therefore be qualifying income for purposes of the 90% of gross income from qualified sources requirement, as discussed above. In order to avoid realizing excessive gains on securities or currencies held less than three months, the fund may be required to defer the closing out of a forward currency contract beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on forward currency contracts, which have been open for less than three months as of the end of the fund's fiscal year and which are recognized for tax purposes, will not be considered gains on securities or currencies held less than three months for purposes of the 30% test, as discussed above.

The amount of any realized gain or loss on closing out a forward currency contract such as a forward commitment for the purchase or sale of non-U.S. currency will generally result in a realized capital gain or loss for tax purposes. Under Code Section 1256, forward currency contracts held by the fund at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes, that is, deemed to have been sold at market value. Except for transactions in forward currency contracts which are classified as part of a "mixed straddle," any gain or loss recognized with respect to forward currency contracts is considered to be 60% long-term capital gain or loss, and 40% short-term capital gain or loss, without regard to the holding period of the contract. In the case of a transaction classified as a "mixed straddle," the recognition of losses may be deferred to a later taxable year. Code
Section 988 may also apply to forward currency contracts. Under Section 988, each non-U.S. currency gain or loss is generally computed separately and treated as ordinary income or loss. In the case of overlap between Sections 1256 and 988, special provisions determine the character and timing of any income, gain or loss. The fund will attempt to monitor Section 988 transactions to avoid an adverse tax impact.

The fund will distribute to shareholders annually any net long-term capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the fund's fiscal year) on forward currency contract transactions. Such distributions will be combined with distributions of capital gains realized on the fund's other investments.

Dividends and distributions generally are taxable to shareholders at the time they are paid. However, dividends and distributions declared in October, November and December and made payable to shareholders of record in such a month are treated as paid and are thereby taxable as of December 31, provided that the fund pays the dividend no later than the end of January of the following year.

If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purpose of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

Under the Code, a fund's taxable income for each year will be computed without regard to any net non-U.S. currency loss attributable to transactions after October 31, and any such net non-U.S. currency loss will be treated as arising on the first day of the following taxable year.

The fund may be required to pay withholding and other taxes imposed by countries outside the United States which would reduce the fund's investment income, generally at rates from 10% to 40%. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% in value of the fund's total assets at the close of its taxable year consist of securities of non-U.S. corporations, the fund will be eligible to file elections with the Internal Revenue Service pursuant to which shareholders of the fund will be required to include their respective pro rata portions of such withholding taxes in their federal income tax returns as gross income, treat such amounts as foreign taxes paid by them, and deduct such amounts in computing their taxable income or, alternatively, use them as foreign tax credits against their federal income taxes.

As of the date of this statement of additional information, the maximum individual tax rate applicable to ordinary income is 39.6% (effective tax rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual tax rate applicable to net capital gains on assets held more than one year is 20%, and the maximum corporate tax applicable to ordinary income and net capital gains is 35%. However, to eliminate the benefit of lower marginal corporate income tax rates, corporations which have taxable income in excess of $100,000 in a taxable year will be required to pay an additional amount of tax of up to $11,750, and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of income tax up to $100,000. Naturally, the amount of tax payable by a taxpayer will be affected by a combination of tax law rules covering deductions, credits, deferrals, exemptions, sources of income and other matters. Under the Code, an individual is entitled to establish an IRA each year (prior to the tax return filing deadline for that year) whereby earnings on investments are tax-deferred. In addition, in some cases, the IRA contribution itself may be deductible.

The foregoing is limited to a summary discussion of federal taxation and should not be viewed as a comprehensive discussion of all provisions of the Code relevant to investors. Dividends and distributions may also be subject to state or local taxes. Investors should consult their own tax advisers for additional details as to their particular tax status.


                               PURCHASE OF SHARES

METHOD           INITIAL INVESTMENT              ADDITIONAL INVESTMENTS

                 See "Investment Minimums        $50 minimum (except where a
                 and Fund Numbers" for           lower minimum is noted under
                 initial investment              "Investment Minimums and
                 minimums.                       Fund Numbers").

By contacting    Visit any investment            Mail directly to your
your             dealer who is registered        investment dealer's address
investment       in the state where the          printed on your account
dealer           purchase is made and who        statement.
                 has a sales agreement with
                 American Funds
                 Distributors.

By mail          Make your check payable to      Fill out the account
                 the fund and mail to the        additions form at the bottom
                 address indicated on the        of a recent account
                 account application.            statement, make your check
                 Please indicate an              payable to the fund, write
                 investment dealer on the        your account number on your
                 account application.            check, and mail the check
                                                 and form in the envelope
                                                 provided with your account
                                                 statement.

By telephone     Please contact your             Complete the "Investments by
                 investment dealer to open       Phone" section on the
                 account, then follow the        account application or
                 procedures for additional       American FundsLink
                 investments.                    Authorization Form.  Once
                                                 you establish the privilege,
                                                 you, your financial advisor
                                                 or any person with your
                                                 account information can call
                                                 American FundsLine(r) and
                                                 make investments by
                                                 telephone (subject to
                                                 conditions noted in
                                                 "Telephone Purchases, Sales
                                                 and Exchanges" below).

By computer      Please contact your             Complete the American
                 investment dealer to open       FundsLink Authorization
                 account, then follow the        Form.  Once you establish
                 procedures for additional       the privilege, you, your
                 investments.                    financial advisor or any
                                                 person with your account
                                                 information may access
                                                 American FundsLine(r) on the
                                                 Internet and make
                                                 investments by computer
                                                 (subject to conditions noted
                                                 in "Telephone and Computer
                                                 Purchases, Redemptions and
                                                 Exchanges" below).

By wire          Call 800/421-0180 to            Your bank should wire your
                 obtain                          additional investments in
                 your account number(s), if      the same manner as
                 necessary.  Please              described under "Initial
                 indicate an                     Investment."
                 investment dealer on the
                 account.  Instruct your
                 bank to
                 wire funds to:
                 Wells Fargo Bank
                 155 Fifth Street
                 Sixth Floor
                 San Francisco, CA 94106
                 (ABA #121000248)
                 For credit to the account
                 of:
                 American Funds Service
                 Company
                 a/c #4600-076178
                 (fund name)
                 (your fund acct. no.)

THE FUNDS AND AMERICAN FUNDS DISTRIBUTORS RESERVE THE RIGHT TO
REJECT ANY PURCHASE ORDER.


INVESTMENT MINIMUMS AND FUND NUMBERS -- Here are the minimum initial investments required by the funds in The American Funds Group along with fund numbers for use with our automated phone line, American FundsLine(r) (see description below):

FUND                                         MINIMUM                 FUND
                                             INITIAL                 NUMBER
                                             INVESTMENT

STOCK AND STOCK/BOND FUNDS

AMCAP Fund(r)                                $1,000                  02

American Balanced Fund(r)                    500                     11

American Mutual Fund(r)                      250                     03

Capital Income Builder(r)                    1,000                   12

Capital World Growth and Income              1,000                   33
Fund(sm)

EuroPacific Growth Fund(r)                   250                     16

Fundamental Investors(sm)                    250                     10

The Growth Fund of America(r)                1,000                   05

The Income Fund of America(r)                1,000                   06

The Investment Company of America(r)         250                     04

The New Economy Fund(r)                      1,000                   14

New Perspective Fund(r)                      250                     07

SMALLCAP World Fund(r)                       1,000                   35

Washington Mutual Investors Fund(sm)         250                     01

BOND FUNDS

American High-Income Municipal Bond          1,000                   40
Fund(r)

American High-Income Trust(sm)               1,000                   21

The Bond Fund of America(sm)                 1,000                   08

Capital World Bond Fund(r)                   1,000                   31

Intermediate Bond Fund of                    1,000                   23
America(sm)

Limited Term Tax-Exempt Bond Fund of         1,000                   43
America(sm)

The Tax-Exempt Bond Fund of                  1,000                   19
America(r)

The Tax-Exempt Fund of                       1,000                   20
California(r)*

The Tax-Exempt Fund of Maryland(r)*          1,000                   24

The Tax-Exempt Fund of Virginia(r)*          1,000                   25

U.S. Government Securities Fund(sm)          1,000                   22

MONEY MARKET FUNDS

The Cash Management Trust of                 2,500                   09
America(r)

The Tax-Exempt Money Fund of                 2,500                   39
America(sm)

The U.S. Treasury Money Fund of              2,500                   49
America(sm)

___________
*Available only in certain states.



For retirement plan investments, the minimum is $250, except that the money market funds have a minimum of $1,000 for individual retirement accounts
(IRAs). Minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group. TAX-EXEMPT FUNDS SHOULD NOT SERVE AS RETIREMENT PLAN INVESTMENTS. The minimum is $50 for additional investments (except as noted above).

SALES CHARGES -- The sales charges you pay when purchasing the stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Investment Minimums and Fund Numbers" for a listing of the funds.)

AMOUNT OF PURCHASE               SALES CHARGE AS                   DEALER
AT THE OFFERING PRICE            PERCENTAGE OF THE:                CONCESSION
                                                                   AS PERCENTAGE
                                                                   OF THE
                                                                   OFFERING
                                                                   PRICE

                                 NET AMOUNT       OFFERING
                                 INVESTED         PRICE

STOCK AND STOCK/BOND FUNDS

Less than $50,000                6.10%            5.5%             5.00%

$50,000 but less than            4.71             4.50             3.75
$100,000

BOND FUNDS

Less than $25,000                4.99             4.75             4.00

$25,000 but less than            4.71             4.50             3.75
$50,000

$50,000 but less than            4.17             4.00             3.25
$100,000

STOCK, STOCK/BOND, AND
BOND FUNDS

$100,000 but less than           3.63             3.50             2.75
$250,000

$250,000 but less than           2.56             2.50             2.00
$500,000

$500,000 but less than           2.04             2.00             1.60
$1,000,000

$1,000,000 or more               none             none             (see below)


   PURCHASES NOT SUBJECT TO SALES CHARGES -- Investments of $1 million or more and investments made by employer-sponsored defined contribution-type plans with 100 or more eligible employees are sold with no initial sales charge. A contingent deferred sales charge may be imposed on certain redemptions by these accounts made within one year of purchase. Investments by retirement plans, foundations or endowments with $50 million or more in assets, and employer-sponsored defined contribution-type plans with 100 or more eligible employees may be made with no sales charge and are not subject to a contingent deferred sales charge.

In addition, the stock, stock/bond and bond funds may sell shares at net asset value to:

 (1) current or retired directors, trustees, officers and advisory board members of the funds managed by Capital Research and Management Company, employees of Washington Management Corporation, employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons;

 (2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with American Funds Distributors (or who clear transactions through such dealers) and plans for such persons or the dealers;

 (3) companies exchanging securities with the fund through a merger, acquisition or exchange offer;

 (4) trustees or other fiduciaries purchasing shares for certain retirement plans of foundations or endowments with assets of $50 million or more;

 (5) insurance company separate accounts;

 (6) accounts managed by subsidiaries of The Capital Group Companies, Inc.; and

 (7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation. Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

DEALER COMMISSIONS -- Commissions of up to 1% will be paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 100 or more eligible employees, and for purchases made at net asset value by certain retirement plans of organizations with collective retirement plan assets of $100 million or more: 1.00% on amounts of $1 million to $2 million, 0.80% on amounts over $2 million to $3 million, 0.50% on amounts over $3 million to $50 million, 0.25% on amounts over $50 million to $100 million, and 0.15% on amounts over $100 million. The level of dealer commissions will be determined based on sales made over a 12-month period commencing from the date of the first sale at net asset value.

OTHER COMPENSATION TO DEALERS -- American Funds Distributors, at its expense (from a designated percentage of its income), currently provides additional compensation to dealers. Currently these payments are limited to the top one hundred dealers who have sold shares of the fund or other funds in The American Funds Group. These payments will be based on a pro rata share of a qualifying dealer's sales. American Funds Distributors will, on an annual basis, determine the advisability of continuing these payments.

Qualified dealers currently are paid a continuing service fee not to exceed 0.25% of average net assets (0.15% in the case of the money market funds) annually in order to promote selling efforts and to compensate them for providing certain services. These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the fund.

REDUCING YOUR SALES CHARGE -- You and your immediate family may combine investments to reduce your costs. You must let your investment dealer or American Funds Service Company know if you qualify for a reduction in your sales charge using one or any combination of the methods described below.

STATEMENT OF INTENTION -- You may enter into a non-binding commitment to purchase shares of a fund(s) over a 13-month period and receive the same sales charge as if all shares had been purchased at once. This includes purchases made during the previous 90 days, but does not include appreciation of your investment or reinvested distributions. The reduced sales charges and offering prices set forth in the prospectus apply to purchases of $50,000 or more made within a 13-month period subject to the following statement of intention (the Statement) terms. The Statement is not a binding obligation to purchase the indicated amount. When a shareholder elects to use the Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and capital gain distributions on these shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will pay to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total purchases had been made at a single time. If the difference is not paid within 45 days after written request by the Principal Underwriter or the securities dealer, the appropriate number of escrowed shares will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding. The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases. Existing holdings eligible for rights of accumulation (see the account application) may be credited toward satisfying the Statement. During the Statement period reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement.

When the trustees certain retirement plans purchase shares by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: The regular monthly payroll deduction investment
will be multiplied by 13 and then multiplied by 1.5.   The current value of
existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the statement of intention, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments previously made during the 13-month period.

Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

AGGREGATION -- Sales charge discounts are available for certain aggregated investments. Qualifying investments include those by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own account(s), which may include purchases through employee benefit plan(s) such as an IRA, individual-type 403(b) plan or single-participant Keogh-type plan or by a business solely controlled by these individuals (for example, the individuals own the entire business) or by a trust (or other fiduciary arrangement) solely for the benefit of these individuals. Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are (1) for a single trust estate or fiduciary account, including an employee benefit plan other than those described above or (2) made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, again excluding employee benefit plans described above, or (3) for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares. Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

CONCURRENT PURCHASES -- You may combine purchases of two or more funds in The American Funds Group, except direct purchases of the money market funds. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge do qualify.

RIGHT OF ACCUMULATION -- You may take into account the current value of your existing holdings in The American Funds Group, as well as your holdings in Endowments (shares of which may be owned only by tax-exempt organizations), to determine your sales charge on investments in accounts eligible to be aggregated, or when making a gift to an individual or charity. Direct purchases of the money market funds are excluded.

PRICE OF SHARES -- Shares are purchased at the offering price next determined after the purchase order is received and accepted by the fund or American Funds Service Company. This offering price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers, accepted by the Principal Underwriter prior to its close of business. In case of orders sent directly to the fund or American Funds Service Company, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase orders to the Principal Underwriter. Orders received by the investment dealer, the Transfer Agent, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Prices which appear in the newspaper do not always indicate the prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price.

The price you pay for fund shares, the public offering price, is based on the net asset value per share which is calculated once daily at the close of trading (currently 4:00 p.m., New York time) each day the New York Stock Exchange is open. For example, if the Exchange closes at 1:00 p.m. on one day and at 4:00 p.m. on the next, the fund's share price would be determined as of 4:00 p.m. New York time on both days. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr.'s Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

All portfolio securities of funds managed by Capital Research and Management Company, other than the money market funds, are valued and the net asset value per share is determined as follows:

       1. Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Investment Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

  Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

     Assets or liabilities initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.

  Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the fund's Board. The fair value of all other assets is added to the value of securities to arrive at the total assets.

 2. Liabilities, including accruals of taxes and other expense items, are deducted from total assets.

 3. Net assets so obtained are then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share.

Any purchase order may be rejected by the Principal Underwriter or by the fund. The fund will not knowingly sell fund shares (other than for the reinvestment of dividends or capital gain distributions) directly or indirectly or through a unit investment trust to any other investment company, person or entity, where, after the sale, such investment company, person, or entity would own beneficially directly, indirectly, or through a unit investment trust more than 4.5% of the outstanding shares of the fund without the consent of a majority of the Board of Directors.


                                 SELLING SHARES

Shares are sold at the net asset value next determined after your request is received in good order by American Funds Service Company. You may sell (redeem) shares in your account in any of the following ways:

 THROUGH YOUR DEALER (certain charges may apply)
- Shares held for you in your dealer's street name must be sold through the dealer.

 WRITING TO AMERICAN FUNDS SERVICE COMPANY
- Requests must be signed by the registered shareholder(s)

- A signature guarantee is required if the redemption is:
-- Over $50,000;
-- Made payable to someone other than the registered shareholder(s); or -- Sent to an address other than the address of record, or an address of record which has been changed within the last 10 days.
Your signature may be guaranteed by a domestic stock exchange or the National Association of Securities Dealers, Inc., bank, savings association or credit union that are eligible guarantor institutions.
- Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.
- You must include any shares you wish to sell that are in certificate form.

TELEPHONING OR FAXING AMERICAN FUNDS SERVICE COMPANY, OR BY USING AMERICAN FUNDSLINE(R) OR AMERICAN FUNDSLINE ONLINE(R)
- Redemptions by telephone or fax (including American FundsLine and American FundsLine OnLine) are limited to $50,000 per shareholder each day.
- Checks must be made payable to the registered shareholder(s).
- Checks must be mailed to an address of record that has been used with the account for at least 10 days.

 MONEY MARKET FUNDS
- You may have redemptions of $1,000 or more wired to your bank by writing American Funds Service Company.
- You may establish check writing privileges (use the money market funds application).
-- If you request check writing privileges, you will be provided with checks that you may use to draw against your account. These checks may be made payable to anyone you designate and must be signed by the authorized number or registered shareholders exactly as indicated on your checking account signature card.

Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the Investment Company Act of 1940), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.

You may reinvest proceeds from a redemption or a dividend or capital gain distribution without a sales charge (any contingent deferred sales charge paid will be credited to your account) in any fund in The American Funds Group within 90 days after the date of the redemption or distribution. Redemption proceeds of shares representing direct purchases in the money market funds are excluded. Proceeds will be reinvested at the next calculated net asset value after your request is received and accepted by American Funds Service Company.

   CONTINGENT DEFERRED SALES CHARGE -- A contingent deferred sales charge of 1% applies to certain redemptions made within twelve months of purchase on investments of $1 million or more (other than redemptions by employer-sponsored contribution plans). The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from 403(b) plans or IRAs due to death, disability or attainment of age 591/2; for tax-free returns of excess contributions to IRAs; and for redemptions through certain automatic withdrawals not exceeding 10% of the amount that would otherwise be subject to the charge.

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

AUTOMATIC INVESTMENT PLAN -- The automatic investment plan enables you to make regular monthly or quarterly investments in shares through automatic charges to your bank accounts. With shareholder authorization and bank approval, the Transfer Agent will automatically charge the bank account for the amount specified ($50 minimum), which will be automatically invested in shares at the offering price on or about the dates you select. Bank accounts will be charged on the day or a few days before investments are credited, depending on the bank's capabilities, and you will receive a confirmation statement at least quarterly. Participation in the plan will begin within 30 days after receipt of the account application. If your bank account cannot be charged due to insufficient funds, a stop-payment order or closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by writing the Transfer Agent.

AUTOMATIC REINVESTMENT -- Dividends and capital gain distributions are reinvested in additional shares at no sales charge unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, American Funds Service Company or your investment dealer.

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS --You may elect to cross-reinvest dividends or dividends and capital gain distributions paid by that fund (the "paying fund") into any other fund in The American Funds Group (the "receiving fund") subject to the following conditions: (i) the aggregate value of your account(s) in the paying fund(s) must equal or exceed $5,000 (this condition is waived if the value of the account in the receiving fund equals or exceeds that fund's minimum initial investment requirement), (ii) as long as the value of the account in the receiving fund is below that fund's minimum initial investment requirement, dividends and capital gain distributions paid by the receiving fund must be automatically reinvested in the receiving fund, and (iii) if this privilege is discontinued with respect to a particular receiving fund, the value of the account in that fund must equal or exceed the fund's minimum initial investment requirement or the fund will have the right, if you fail to increase the value of the account to such minimum within 90 days after being notified of the deficiency, automatically to redeem the account and send the proceeds to you. These cross-reinvestments of dividends and capital gain distributions will be at net asset value (without sales charge).

EXCHANGE PRIVILEGE -- You may exchange shares into other funds in The American Funds Group. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from the money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.

You may exchange shares by writing to American Funds Service Company (see "Redeeming Shares"), by contacting your investment dealer, by using American FundsLine or American FundsLine OnLine (see "American FundsLine and American FundsLine OnLine below), or by telephoning 800/421-0180 toll-free, faxing (see "Principal Underwriter and Transfer Agent" in the Prospectus for the appropriate fax numbers) or telegraphing American Funds Service Company. (See "Telephone and Computer Purchases, Redemptions and Exchanges" below.) Shares held in corporate-type retirement plans for which Capital Guardian Trust Company serves as trustee may not be exchanged by telephone, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. (See "Purchase of Shares--Price of Shares.") THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

AUTOMATIC EXCHANGES -- You may automatically exchange shares (in amounts of $50 or more) among any of the funds in The American Funds Group on any day (or preceding business day if the day falls on a non-business day) of each month you designate. You must either meet the minimum initial investment requirement for the receiving fund OR the originating fund's balance must be at least $5,000 and the receiving fund's minimum must be met within one year.

AUTOMATIC WITHDRAWALS -- Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

ACCOUNT STATEMENTS -- Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from American Funds Service Company. Dividend and capital gain reinvestments and purchases through automatic investment plans and certain retirement plans will be confirmed at least quarterly.

AMERICAN FUNDSLINE AND AMERICAN FUNDSLINE ONLINE -- You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $50,000 per shareholder each day), or exchange shares around the clock with American FundsLine and American FundsLine OnLine. To use this service, call 800/325-3590 from a TouchTone(tm) telephone or access the American Funds Web site on the Internet at www.americanfunds.com. Redemptions and exchanges through American FundsLine and American FundsLine OnLine are subject to the conditions noted above and in "Redeeming Shares--Telephone and Computer Purchases, Redemptions and Exchanges" below. You will need your fund number (see the list of funds in The American Funds Group under "Purchase of Shares--Investment Minimums and Fund Numbers"), personal identification number (the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

TELEPHONE AND COMPUTER PURCHASES, REDEMPTIONS AND EXCHANGES -- By using the telephone (including American FundsLine) and American FundsLine OnLine, fax or telegraph redemption and/or exchange options, you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing American Funds Service Company (you may also reinstate them at any time by writing American Funds Service Company). If American Funds Service Company does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.

SHARE CERTIFICATES -- Shares are credited to your account and certificates are not issued unless you request them by writing to American Funds Service Company.

   REDEMPTION OF SHARES -- The fund's Articles of Incorporation permit the fund to direct the Transfer Agent to redeem your shares if, through redemptions or otherwise, they have a value of less than the minimum initial investment amount required of new shareholders (determined, for this purpose only, as the greater of the shareholder's cost or the current net asset value of the shares, including any shares acquired through reinvestment of income dividends and capital gain distributions). We will give you prior notice of at least 60 days before the involuntary redemption provision is made effective with respect to your account. You will have not less than 30 days from the date of such notice within which to bring the account up to the minimum determined as set forth above.

                      EXECUTION OF PORTFOLIO TRANSACTIONS

The Investment Adviser places orders for the fund's portfolio securities transactions. The Investment Adviser strives to obtain the best available prices in its portfolio transactions taking into account the costs and promptness of executions. When circumstances relating to a proposed transaction indicate that a particular broker (either directly or through their correspondent clearing agents) is in a position to obtain the best price and execution, the order is placed with that broker. This may or may not be a broker who has provided investment research statistical, or other related services to the Investment Adviser or has sold shares of the fund or other funds served by the Investment Adviser. The fund does not have an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.

Portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner.

Dealer concessions on underwritings, for the fiscal years ended September 30, 1998, 1997, and 1996, amounted to $172,000, $212,000, and $151,000, respectively.

   The fund is required to disclose information regarding investments in the securities of broker-dealers (or parents of broker-dealers that derive more than 15% of their revenue from broker-dealer activities) which have certain relationships with the fund. During the last fiscal year, J. P. Morgan Securities, Inc. was among the dealers that acted as principals in portfolio transactions. The fund held debt securities of J. P. Morgan Securities, Inc. in the amount of $907,000 as of the close of its most recent fiscal year.

                              GENERAL INFORMATION

CUSTODIAN OF ASSETS -- Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by The Chase Manhattan Bank, One Chase Manhattan Plaza, New York, NY 10081, as Custodian. Non-U.S. securities may be held by the Custodian pursuant to sub-custodial agreements in non-U.S. banks or non-U.S. branches of U.S. banks.

TRANSFER AGENT -- American Funds Service Company, a wholly owned subsidiary of the Investment Adviser, maintains the records of each shareholder's account, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. American Funds Service Company was paid a fee of $544,000 for the fiscal year ended September 30, 1998.

INDEPENDENT AUDITORS -- Deloitte & Touche LLP, 1000 Wilshire Boulevard, 15th Floor, Los Angeles, CA 90017, has served as the fund's independent auditors since inception, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information have been so included in reliance on the report of the independent auditors given on the authority of said firm as experts in accounting and auditing.

SHAREHOLDER VOTING RIGHTS -- At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors. The fund has made an undertaking, at the request of the staff of the Securities and Exchange Commission, to apply the provisions of section 16(c) of the 1940 Act with respect to the removal of directors, as though the fund were a common-law trust. Accordingly, the directors of the fund will promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares.

The fund currently issues shares in one class and series, but the Board of Directors may establish additional classes or series of shares in the future. When more than one class or series of shares is outstanding, shares of all classes and series will vote together for a single set of Directors, and on other matters affecting the entire fund, with each share entitled to a single vote. On matters affecting only one class or series, only the shareholders of that class or series shall be entitled to vote. On matters relating to more than one class or series but affecting the classes and series differently, separate votes by class and series are required.

REPORTS TO SHAREHOLDERS -- The fund's fiscal year ends on September 30. It provides shareholders at least semiannually with reports showing the investment portfolio, financial statements and other information. The fund's financial statements are audited annually by the fund's independent auditors, Deloitte & Touche LLP, whose selection is determined annually by the Directors. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of shareholder reports. To receive additional copies of a report shareholders should contact the Transfer Agent.

YEAR 2000 - The fund and its shareholders depend on the proper functioning of computer systems maintained by the Investment Adviser and its affiliates and other key service providers. Many computer systems in use today will require reprogramming or replacement prior to the year 2000 because of the way they store dates and make date-related calculations. The fund understands that these service providers are taking steps to address the "Year 2000 problem". However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the fund. In addition, the fund's investments could be adversely affected by the Year 2000 problem. For example, the markets for securities in which the fund invests could experience settlement problems and liquidity issues. Corporate and governmental data processing errors may cause losses for individual companies and overall economic uncertainties. Earnings of individual issuers are likely to be affected by the costs of addressing the problem, which may be substantial and may be reported inconsistently.

PERSONAL INVESTING POLICY - The Investment Adviser and its affiliated companies have adopted a personal investing policy consistent with Investment Company Institute guidelines. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions. You may obtain a summary of the personal investing policy by contacting the Secretary of the fund.

The financial statements including the investment portfolio and the report of Independent Auditors contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:


DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND

OFFERING PRICE PER SHARE -- SEPTEMBER 30, 1998



Net asset value and redemption price per share

 (Net assets divided by shares outstanding)                  $16.32



Offering price per share (100/95.25 of per share

 net asset value, which takes into account the

 fund's current maximum sales charge)                        $17.13



                   INVESTMENT RESULTS AND RELATED STATISTICS

   The fund's yield is 5.01% based on a 30-day (or one month) period ended September 30, 1998, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

  YIELD = 2[( a-b/cd + 1)/6/ -1]

Where: a = dividends and interest earned during the period.

 b = expenses accrued for the period (net of reimbursements).

 c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

 d = the maximum offering price per share on the last day of the period.

The fund may also calculate a distribution rate on a taxable and tax equivalent basis. The distribution rate is computed by dividing the dividends paid by the fund over the last 12 months by the sum of the month-end net asset value or maximum offering price and the capital gains paid over the last 12 months.
The distribution rate may differ from the yield.

In addition, investments in certain currency contracts may affect the fund's distribution rate. The Internal Revenue Service requires funds to recognize as ordinary income certain realized currency gains on non-U.S. currency transactions and to distribute such amounts as dividends to shareholders. Conversely, realized currency losses must be recognized as ordinary losses and reflected by reductions in dividends. Because such adjustments affect a fund's distribution rate calculations, a fund's distribution rate may be greater (if there is a net currency gain) or lesser (if there is a net currency loss) than its SEC yield. In addition, because of special tax treatment, certain other transactions may result in differences between the SEC yield and distribution rate. For example, unrealized gains on certain open forward currency contracts are required to be recognized as income and distributed as dividends (and are therefore included in the distribution rate but are not included in the SEC yield).

   The fund's total return over the past 12 months and average annual total return for the five-year and ten-year periods ending on September 30, 1998 was 1.35%, 5.98% and 7.88%, respectively. The fund's total return at net asset value over the past 12 months and average annual total return for the five-year and ten-year periods at September 30, 1998 were 6.42%, 7.02% and 8.41%, respectively. The average annual total return ("T") is computed by equating the value at the end of the period ("ERV") with a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the Securities and Exchange Commission:
P(1+T)/n/ = ERV.

In calculating average annual total return, the fund assumes: (1) deduction of the maximum sales load of 4.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated. The fund will calculate total return for five and ten-year periods after such periods have elapsed. In addition, the fund will provide lifetime average annual total return figures.

EXPERIENCE OF INVESTMENT ADVISER -- Capital Research and Management Company manages nine growth and growth-income funds that are at least 10 years old. In the rolling 10-year periods since January 1, 1968 (133 in all), those funds have had better total returns than the Standard and Poor's 500 Stock Composite Index in 124 of the 133 periods.

Note that past results are not an indication of future investment results. Also, the fund has different investment policies than the funds mentioned above. These results are included solely for the purpose of informing investors about the experience and history of Capital Research and Management Company.

The fund may include,in advertisements or in reports furnished to present or prospective shareholders, information on its investment results and/or comparisons of its investment results to various unmanaged indices or results of other mutual funds or investment or savings vehicles. The fund may also combine its results with those of other funds in The American Funds Group for purposes of illustrating investment strategies involving multiple funds.

The fund may compare its investment results with the following:

    (1) The Salomon Smith Barney non-U.S. Dollar Indexes, which measure the total return of high-quality non-U.S. dollar denominated securities in major sectors of the bond market.

 (2) The Lehman Brothers Government/Corporate Bond Index, which is a comprehensive measure of all public obligations of the U.S. Treasury (excluding flower bonds and foreign-targeted issues), all publicly issued debt of agencies of the U.S.Government (excluding mortgage-backed securities), and all public, fixed-rate, non-convertible investment grade domestic corporate debt.

    (3) The Salomon Smith Barney Broad Investment-Grade Bond Index, which represents over 5,000 individually priced securities and is a market capitalization weighted index and includes Treasury, Government-sponsored, mortgage, and investment-grade fixed-rate corporates (BBB/Baa3) with a maturity of one year or longer and a minimum of $50 million outstanding at entry, and which remain in the Index until their amount falls below $25 million.

    (4) The Salomon Smith Barney World Bond Index, which is a sub-component of the International Bond Index and provides a comprehensive measure of the total return of high-quality securities in major sectors of the bond market. Included in the index are U.S. and non-U.S. Government bonds.

    (5) The Salomon Smith Barney World Government Bond Index, which is designed to provide a comprehensive measure of the total return performance of the domestic Government bond markets in each of nine countries (United States, Japan, United Kingdom, Germany, France, Canada, the Netherlands, Australia and Switzerland) and in the nine countries combined.

  (6) Average of Savings Accounts, which is a measure of all kinds of savings deposits, including longer-term certificates (based on figures supplied by the U.S. League of Savings Institutions). Savings accounts offer a guaranteed rate of return on principal, but no opportunity for capital growth.

 (7) The Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (E.G., food, clothing, shelter, and fuels, transportation fares, charges for doctors' and dentists' services, prescription medicines, and other goods and services that people buy for day-to-day living).

The fund may also refer to results compiled by organizations such as CDA Investment Technologies, Ibbotson Associates, Lipper Analytical Services ("Lipper"), Morningstar, Inc. Wiesenberger Investment Companies Services and the U.S. Department of Commerce. Additionally, the fund may refer to results published in various newspapers or periodicals, including Barrons, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance Magazine, Money, U.S. News and World Report and The Wall Street Journal.

In addition, the fund may also from time to time illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans.


If you are considering the fund for an Individual Retirement
Account

Here's how much you would have if you invested $2,000 a year in the Fund:



1 Year                       3 Years                   Lifetime

(10/1/97 - 9/30/98)          (10/1/95 - 9/30/98)       (8/4/87 - 9/30/98)



$2,027                       $6,421                    $37,164





           See the difference time can make in an investment program


                                                                  ... and taken all
                                                                  distributions in shares,
If you had invested                                               your investment would
$10,000 in the Fund                                               have been worth this
this many years ago...                                            much at September 30, 1998
|                                                                 |
                                            Periods
  Number of Years                            10/1-9/30            Value**

1                                           1997 - 1998           $10,135

2                                           1996 - 1998           10,581

3                                           1995  - 1998          11,391

4                                           1994  - 1998          13.459

5                                           1993  - 1998          13,372

6                                           1992  -  1998         14,758

7                                           1991  -  1998         16,156

8                                           1990  - 1998          18,760

9                                           1989  - 1998          20,245

10                                          1988  - 1998          21,352

11                                          1987  - 1998          24,168

Lifetime                                    1987  - 1998*         24,087




Illustration of a $10,000 investment in the Fund
WITH DIVIDENDS AND CAPITAL GAINS REINVESTED
(For the lifetime of the Fund August 4, 1987 - September 30, 1998)


                  COST OF SHARES                                    VALUE OF SHARES**
Fiscal                                                                          From
Year                                              Total          From           Capital        From
End               Annual         Dividends        Investment     Initial        Gains          Dividends                 Total
September 30      Dividends      (cumulative)     Cost           Investment     Reinvested     Reinvested                Value


1987*             ---            ---              $10,000        $9,493         ---            ---                       $ 9,493

1988              $ 621          $ 621            10,621         10,120         $   8             615                    10,743

1989                 801         1,422            11,422           9,700        237            1,393                     11,330

1990                 945         2,367            12,367           9,640        236            2,355                     12,231

1991                 948         3,315            13,315          10,400        254            3,545                     14,199

1992              1,000          4,315            14,315          10,633        260            4,649                     15,542

1993                 871         5,186            15,186         10,987         443            5,729                     17,159

1994              1,046          6,232            16,232         10,220          491           6,342                     17,053
1995              1,354          7,586            17,586         11,207         539            8,394                     20,140

1996              1,474          9,060            19,060         11,240         540            9,904                     21,684

1997              1,557          10,617           20,617         10,933         526            11,175                    22,634

1998              1,140          11,757           21,757         10,880         916            12,291


The dollar amount of capital gain distributions during the fund's lifetime was $866.

*  From inception on August 4, 1987.

** Results assume deduction of the maximum sales charge of 4.75% from the initial purchase payment.

                                    APPENDIX
                    DESCRIPTION OF COMMERCIAL PAPER RATINGS

Moody's Investors Service, Inc. employs the designations "Prime-1"and "Prime-2" to indicate the two highest grades of commercial paper.

"ISSUERS RATED PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

 -  Leading market positions in well established industries.

 -  High rates of return on funds employed.

- Conservative capitalization structures with moderate reliance on debt and ample asset protection.

- Broad margins in earning coverage of fixed financial charges and high internal cash generation.

- Well established access to a range of financial markets and assured sources of alternate liquidity."

"ISSUERS RATED PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained."

Standard & Poor's Corporation's two highest ratings of commercial paper are "A-1" and "A-2."

"A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category in which the fund invests may be delineated with the numbers 1 or 2 to indicate the relative degree of safety."

 "A-1 This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong."

 "A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated 'A-1'."

                          DESCRIPTION OF BOND RATINGS

Moody's Investors Service, Inc. rates "investment grade" long-term debt obligations issued by various entities from "Aaa" to "Baa." These ratings are described below:

 "Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."

 "Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities."

 "Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

 "Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."

Standard & Poor's Corporation rates the investment grade long-term debt obligations of various entities in categories ranging from "AAA" to "BBB" according to quality. These ratings are described below:

 "Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong."

 "Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree."

 "Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories."

 "Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories."



Capital World Bond Fund                                        Principal       Market    Percent
Investment Portfolio September 30, 1998                           Amount        Value     of Net
                                                                   (000)        (000)     Assets
Bonds & Notes
German Marks
Deutschland Republic:
 8.00% 2002                                                     DM13,250    US$  9,180    10.17%
 6.75% 2003                                                        17,250       11,644
 6.50% 2005                                                        12,900        8,918
 6.875% 2005                                                       22,500       15,759
 6.00% 2007                                                         2,000        1,370
 6.00% 2007                                                         1,000          683
 5.25% 2008                                                        22,500       14,807
 5.625% 2028                                                        4,800        3,204
Treuhandanstalt:
 7.125% 2003                                                       10,000        6,798      2.91
 7.50% 2004                                                        16,750       11,944
Ford Motor Credit Co. 5.25% 2008                                   22,900       14,035      2.18
Bayerische Vereinsbank 5.50% 2008                                   2,000       12,994      2.01
                                                                             --------   --------
                                                                               111,336     17.27
                                                                             --------   --------
British Pounds
United Kingdom:
 8.00% 2000                                                   pounds3,000         5,333      3.18
 7.00% 2001                                                         1,000        1,771
 8.50% 2005                                                         2,750        5,631
 7.50% 2006                                                         1,000        1,980
 8.00% 2015                                                         2,500        5,812
Punch Taverns:
 7.274% 2022                                                        2,700        5,047      1.65
 7.567% 2026                                                        3,000        5,576
Bank of Ireland 9.75% 2005                                          3,885        7,660      1.19
Lloyds Trustee Savings Banking Group
8.50% 2006                                                          3,000        5,696       .88
Royal Bank of Scotland 8.375% 2007                                  3,000        5,610       .87
Scott Life 9.00% 2049(1)                                            2,750        5,057       .79
Halifax Building Society:
 8.75% 2006                                                         1,000        1,910       .72
 11.00% 2014                                                        1,100        2,707
Land Securities PLC 9.00% 2000                                        750        1,690       .26
NPI Finance 9.625% 2049                                               750        1,431       .22
European Investment Bank 6.00% 2004                                   250          426       .07
                                                                             --------   --------
                                                                                63,337      9.83
                                                                             --------   --------
New Zealand Dollars
New Zealand Government:
 8.00% 2001                                                     NZ$7,000         3,678      4.05
 8.00% 2004                                                         6,500        3,603
 8.00% 2006                                                         3,000        1,721
 7.00% 2009                                                        12,300        6,794
 4.50% 2016(2)                                                     20,698       10,288
Fannie Mae 7.25% 2002                                              12,250        6,322       .98
Canadian Government 6.625% 2007                                     8,500        4,323       .67
                                                                             --------   --------
                                                                                36,729      5.70
                                                                             --------   --------
Danish Kroner
Danish Government:
 7.00% 2000                                                     DKr9,500         1,818      2.51
 8.00% 2003                                                        10,000        1,809
 7.00% 2004                                                         7,000        1,249
 7.00% 2007                                                        23,000        4,258
 6.00% 2009                                                        40,300        7,067
Nykredit 6.00% 2029                                               102,729       15,535      2.41
                                                                             --------   --------
                                                                                31,736      4.92
                                                                             --------   --------
Greek Drachmas
Hellenic Republic:
 8.90% 2004                                                   GRD600,000         2,047      4.12
 8.80% 2007                                                     5,005,000       17,754
 8.60% 2008                                                     1,650,000        5,840
 7.50% 2013                                                       270,000          917
                                                                             --------   --------
                                                                                26,558      4.12
                                                                             --------   --------
Canadian Dollars
Canadian Government:
 9.75% 2001                                                      C$8,000         5,988      3.12
 7.25% 2003                                                         5,750        4,144
 7.50% 2003                                                           250          184
 9.00% 2004                                                         2,000        1,596
 7.25% 2007                                                         5,600        4,258
 4.25% 2021(2)                                                      1,100          749
 4.25% 2026(2)                                                      4,684        3,194
Lyndsey Morden Group Inc., Series B, 7.00% 2008 (4)                 7,000        4,444       .69
Canada Trust 6.75% 2001                                             1,677        1,117       .17
                                                                             --------   --------
                                                                                25,674      3.98
                                                                             --------   --------
Japanese Yen
International Bank for Reconstruction and Development
 4.50% 2003                                                      Y28,500           244       .71
 4.75% 2004                                                       475,000        4,316
Fannie Mae 2.125% 2007                                            460,000        3,768       .58
GMAC International Finance 3.75% 1999                             300,000        2,227       .35
Spain (Kingdom of) 3.11% 2006                                     250,000        2,138       .33
Hellenic Republic 2.90% 2007                                      230,000        1,833       .28
Japanese Government 1.50% 2008                                    220,000        1,715       .27
European Investment Bank 6.75% 2001                               200,000        1,703       .26
Nippon Telegraph & Telephone Corp. 2.50% 2007                      60,000          484       .08
Austria (Republic of) 4.50% 2005                                   50,000          457       .07
Japan Development Bank 6.50% 2001                                  40,000          344       .05
                                                                             --------   --------
                                                                                19,229      2.98
                                                                             --------   --------
Swedish Kronor
Spintab AB:
 6.25% 2002                                                    SKr47,500         6,314      1.29
 6.00% 2009                                                        15,500        2,030
Stadshypotek AB 5.75% 2003                                         31,000        4,042       .63
Swedish Government:
 10.25% 2000                                                        5,000          694       .38
 6.50% 2008                                                        12,000        1,725
                                                                             --------   --------
                                                                                14,805      2.30
                                                                             --------   --------
Australian Dollars
News America Holdings Inc. 8.625% 2014                           A$9,000         5,951       .92
New South Wales Treasury:
 7.00% 2004                                                         3,000        1,919       .59
 8.00% 2008                                                         2,700        1,888
Australian Government:
 10.00% 2002                                                        1,550        1,096       .35
 10.00% 2006                                                        1,500        1,160
Statens Bostadfinansier 6.50% 2000                                  2,800        1,707       .27
Southern Australia Finance Authority 11.25% 2001                    1,500        1,040       .16
                                                                             --------   --------
                                                                                14,761      2.29
                                                                             --------   --------
Irish Pounds
Ireland (Republic of):
 6.25% 1999                                               IR  pounds1,500         2,262      2.10
 6.50% 2001                                                         1,000        1,609
 6.00% 2004                                                         4,500        7,517
 6.00% 2008                                                         1,250        2,125
                                                                             --------   --------
                                                                                13,513      2.10
                                                                             --------   --------
Norwegian Kroner
Norwegian Government:
 6.75% 2007                                                    NOK58,000         8,550      1.63
 5.50% 2009                                                        14,500        1,970
                                                                             --------   --------
                                                                                10,520      1.63
                                                                             --------   --------
Polish Zloty
Polish Government 13.00% 2001                                   PLZ22250         5,900       .92
                                                                             --------   --------
Netherlands Guilders
Netherlands Government 5.50% 2028                               NLG6,000         3,451       .54
                                                                             --------   --------
Swiss Francs
Swiss Government 4.25% 2008                                     CHF2,000         1,629       .25
                                                                             --------   --------
U.S. Dollars
U.S. Treasury Obligations:
 6.375% 1999-2027                                              US$32,250        35,323     17.72
 6.75% 2000                                                         3,200        3,309
 8.50% 2000                                                         1,000        1,083
 6.625% 2001-2002                                                     950        1,014
 7.75% 2001                                                         3,000        3,225
 5.875% 2002                                                        4,250        4,484
 5.75% 2003                                                           660          700
 7.25% 2004                                                         2,700        3,088
 11.625% 2004                                                       7,250       10,005
 6.50% 2005                                                        10,500       11,768
 5.625% 2006                                                        5,500        5,931
 7.00% 2006                                                         2,000        2,330
 3.375% 2007(2)                                                     1,010        1,014
 6.125% 2007                                                        5,425        6,081
 7.25% 2007                                                         5,450        6,121
 5.50% 2008                                                           750          811
 10.375% 2009                                                         840        1,097
 7.50% 2016                                                         3,750        4,774
 7.125% 2023                                                        5,225        6,596
 3.625% 2028(2)                                                     5,499        5,485
Government National Mortgage Assn.:(3)
 9.00% 2017-2024                                                    1,872        2,010      1.03
 8.50% 2021                                                           419          446
 6.50% 2024                                                         2,372        2,429
 7.00% 2026                                                         1,731        1,786
Airplanes Pass Through Trust, pass-through
 certificates, Class C, 8.15% 2019(3)                               5,927        6,431      1.00
Woolworth Corp., Series A:
 6.98% 2001                                                         3,000        2,922       .90
 7.00% 2002                                                         2,000        1,926
 8.50% 2022                                                         1,000          940
Columbia HCA Healthcare Corp.:
 6.50% 1999                                                         1,000        1,000       .89
 6.125% 2000                                                        2,000        1,993
 7.00% 2007                                                           900          877
 8.85% 2007                                                         1,000        1,087
 8.70% 2010                                                           750          791
Komercni Finance BV 9.00% 2008(4)                                   7,075        5,695       .88
Poland (Republic of)Past Due Interest Bonds:(1)
 Bearer shares 4.00% 2014                                           3,900        3,373       .86
 Registered shares 4.00% 2014                                       2,500        2,163
Time Warner Inc.:
 Pass-through certificates, Series 1997-1 ,
  6.10% 2001(3),(4)                                                 2,500        2,544       .72
 6.95% 2028                                                         2,000        2,079
DLJ Mortgage Acceptance Corp.:(3)
 Series 1997-CF1, Class A1A, 7.40% 2006(4)                          2,071        2,218       .69
 Series 1996-CF1, Class A1A, 7.40% 2028                             2,098        2,206
Korea Development Bank:
 7.125% 2001                                                        2,000        1,734       .66
 7.375% 2001                                                        3,250        2,535
Continental Airlines, Inc.:(3)
 Series 1997-1A, 7.461% 2005                                        1,982        2,192       .66
 Series 1996A, 6.94% 2015                                           1,922        2,032
PDVSA Finance Ltd.:(4)
 7.40% 2016                                                         1,000          829       .63
7.50% 2028                                                          4,000        3,216
Freddie Mac 5.78% 2003(3)                                           4,000        4,002       .62
Worldcom Inc. 7.75% 2007                                            3,000        3,428       .53
Household Finance Corp. 6.40% 2008                                  3,250        3,393       .53
Grupo Financiero Banamex Accival
 SA de CV 0% 2002                                                   3,802        3,359       .52
Transener SA 9.25% 2008(4)                                          4,500        3,218       .50
Associates Corporation of North America 5.85% 2001                  3,000        3,042       .47
Pioneer Natural Resources Co.:
 6.50% 2008                                                         1,700        1,603       .45
 7.20% 2028                                                         1,500        1,309
Reliance Industries Ltd.
 8.125% 2005                                                        1,000          910       .44
 10.25% 2097(4)                                                     2,500        1,931
Cable & Wireless Communications PLC 6.375% 2003                     2,750        2,812       .44
McDermott Inc. 9.375% 2002                                          2,000        2,159       .34
Columbia (Republic of):
 8.70% 2016                                                           500          320       .33
 8.375% 2027                                                        3,000        1,830
Parker & Parsley Petroleum Co. 8.25% 2007                           2,000        2,134       .33
Skandinaviska Enskilda Banken 6.875% 2009                           2,000        2,107       .33
United Utilities 6.25% 2005                                         2,000        2,079       .32
Freeport Terminal (Malta) PLC 7.25% 2028(4)                         2,000        2,055       .32
Samsung Electronics Co., Ltd. 7.45% 2002(4)                         2,000        1,635       .25
Chase Manhattan Bank 7.25% 2007                                     1,500        1,624       .25
Asset-Backed Securities Investment
 Trust, Series 1997-D, 6.79% 2003(3),(4)                            1,596        1,597       .25
Hyundai Semiconductor America, Inc.
 Tranche A, 8.25% 2004(4)                                           2,000        1,450       .23
Svenska Handelsbanken 8.125% 2007                                   1,075        1,213       .19
Mirage Resorts, Inc. 6.75% 2008                                     1,200        1,155       .18
Freeport-McMoRan Copper & Gold Inc. 7.20% 2026                      2,000        1,120       .17
Inter America Development Bank 8.875% 2001                          1,000        1,103       .17
Abbey National PLC 6.69% 2005                                       1,000        1,057       .16
Structured Asset Securities Corp.,
 pass-through certificates Series 1998
 RF2, Class A, 8.582% 2022(1),(3),(4)                                 964        1,051       .16
The Price Reit Inc. 7.50% 2006                                      1,000        1,041       .16
Merita Bank Ltd. 6.5% 2006                                          1,000        1,013       .16
Ontario (Province of) 5.5% 2008                                     1,000        1,012       .16
CarrAmerica Realty Corp. 6.875% 2008                                1,000          980       .15
Merrill Lynch Mortgage Investors Inc.,
 Seller Manufactured Housing Contract,
 Series 1995-C2, Class A-1, 7.325% 2021(1),(3)                        904          927       .14
J.P. Morgan & Co. Inc., Series A, 5.861% 2012(1)                    1,000          907       .14
Banco General, SA 7.70% 2002(4)                                     1,000          885       .14
Hellenic Republic 6.95% 2008                                          500          539       .08
Telefonica de Argentina 9.125% 2008(4)                                500          418       .07
                                                                             --------   --------
                                                                               234,111     36.32
                                                                             --------   --------
Total Bonds and Notes (cost:
 $602,888,000)                                                                 613,289     95.16
                                                                             --------   --------

Short-Term Securities
Corporate Short-Term Notes
General Electric Capital Corp.,
 5.66% due 10/01/1998                                              13,790       13,788      2.14
Sony Europe Finance PLC(4):
 5.55% 10/15/1998                                                   5,000        4,989      1.47
 5.50% 10/30/1998                                                   4,500        4,479
Total Short-Term Securities (cost:                                           --------   --------
 $23,256,000)                                                                   23,256      3.61
                                                                             --------   --------

Total Investment Securities (cost:
 $626,144,000)                                                                 636,545     98.76

Excess of cash and receivables over
 payables                                                                        8,023      1.24
                                                                             --------   --------
Net Assets                                                                    $644,568   100.00%
                                                                             ========   ========

(1)Coupon rate may change periodically.
(2)Index-linked bond whose principal amount moves with a government retail price index.
(3)Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturites are shorter than the stated maturities.
(4)Purchased in a private placement transaction;
resale may limited to qualified
institutional buyers; resale to the public may require registration.

See Notes to Financial Statements

Capital World Bond Fund
Financial Statements
Statement of Assets and Liabilities
at September 30, 1998      (dollars in thousands)
Assets:
Investment securities at market
 (cost: $626,144)                                                         $636,545
Cash                                                                         1,685
Receivables for--
 Sales of investments                                        $  1,168
 Sales of fund's shares                                           267
 Accrued interest                                              14,009       15,444
                                                            ---------    ---------
                                                                           653,674
Liabilities:
Payables for--
 Purchases of investments                                       2,869
 Repurchases of fund's shares                                     542
 Forward currency contracts - net                               5,170
 Management services                                              330
 Accrued expenses                                                 195        9,106
                                                            ---------    ---------
Net Assets at September 30, 1998--
 Equivalent to $16.32 per share on
 39,491,432 shares of $0.01 par value
 capital stock outstanding (authorized
 capital stock - 200,000,000 shares)                                      $644,568
                                                                         =========

Statement of Operations
for the year ended September 30, 1998

                                 (dollars in thousands)
Investment Income:
Income:
 Interest                                                                  $42,079

Expenses:
 Management services fee                                     $  4,538
 Distribution expenses                                          1,595
 Transfer agent fee                                               544
 Reports to shareholders                                           92
 Registration statement and prospectus                             21
 Postage, stationery and supplies                                 118
 Directors' fees                                                   20
 Auditing and legal fees                                           47
 Custodian fee                                                    177
 Taxes other than federal income tax                               21
 Other expenses                                                    13        7,186
                                                            ---------    ---------
 Net investment income                                                      34,893
                                                                         ---------
Realized Loss and Unrealized Appreciation
 on Investments:
Net realized loss                                                           (6,184)
Net unrealized appreciation (depreciation) on:
 Investments                                                   12,074
 Open forward currency contracts                               (1,023)
                                                            ---------
  Net unrealized apppreciation                                              11,051
                                                                         ---------
 Net realized loss and unrealized
  appreciation on investments                                                4,867
                                                                         ---------
Net Increase in Net Assets Resulting
 from Operations                                                           $39,760
                                                                         =========

Statement of Changes in Net Assets
(dollars in thousands)
                                                                 Year         Year
                                                                ended        ended
                                                              9/30/98      9/30/97
                                                            ---------    ---------
Operations:
Net investment income                                         $34,893      $41,320
Net realized (loss) gain on investments                        (6,184)       8,579
Net unrealized appreciation (depreciation)
 on investments                                                11,051      (15,766)
                                                            ---------    ---------
 Net increase in net
  assets resulting from operations                             39,760       34,133
                                                            ---------    ---------

Dividends and Distributions Paid to
 Shareholders:
 Dividends from net
  investment income                                           (32,995)     (55,642)
 Distributions from net realized gain
  on investments                                              (12,122)           -
                                                         ------------  -----------
Total dividends and distributions                             (45,117)     (55,642)
                                                         ------------  -----------

Capital Share Transactions:
Proceeds from shares sold:
 7,109,572 and 11,728,432
 shares, respectively                                         114,147      195,677
Proceeds from shares issued in
 reinvestment of net investment
 income dividends and distributions
 of net realized gain on investments:
 2,433,725 and 2,810,625 shares, respectively                  38,620       46,526
Cost of shares repurchased:
 16,238,266 and 16,458,455
 shares, respectively                                        (260,351)    (274,024)
                                                            ---------    ---------
 Net decrease in net assets
  resulting from capital share
  transactions                                               (107,584)     (31,821)
                                                            ---------    ---------
Total Decrease in Net Assets                                 (112,941)     (53,330)

Net Assets:
Beginning of year                                             757,509      810,839
                                                            ---------    ---------
End of year (including undistributed
 net investment income: $(10,359) and
 $5,386, respectively)                                       $644,568     $757,509
                                                            =========    =========



See Notes to Financial Statements

 Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - Capital World Bond Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, nondiversified management investment company. The fund seeks to maximize long-term total return, consistent with prudent management, by investing in quality fixed-income securities issued by major governments and corporations all over the world, including the United States.

SIGNIFICANT ACCOUNTING POLICIES - The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

    SECURITY VALUATION - Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of their representative quoted bid and asked prices. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Directors.

 NON-U.S. CURRENCY TRANSLATION - Assets or liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities are included with the net realized and unrealized gain or loss on investment securities.

 SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. In the event the fund purchases securities on a delayed delivery or "when-issued" basis, it will segregate with its custodian liquid assets in an amount sufficient to meet its payment obligations in these transactions. Realized gains and losses from securities transactions are reported on an identified cost basis. Interest income is reported on the accrual basis. Discounts and premiums on securities purchased are amortized.

 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

     FORWARD CURRENCY CONTRACTS -   The fund may enter into forward currency
contracts, which represent agreements to exchange currencies of different countries at specified future dates at specified rates. The fund enters into these contracts to reduce its exposure to fluctuations in foreign exchange rates arising from investments denominated in non-U.S. currencies. The fund's use of forward currency contracts involves market risk in excess of the amount recognized in the statement of assets and liabilities. The contracts are recorded in the statement of assets and liabilities at their net unrealized value. The fund records realized gains or losses at the time the forward contract is closed or offset by a matching contract. The face or contract amount in U.S. dollars reflects the total exposure the fund has in that particular contract. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates and securities values underlying these instruments.

2. FEDERAL INCOME TAXATION

 It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

  As of September 30, 1998, net unrealized appreciation on investments, excluding forward currency contracts, for book and federal income tax purposes aggregated $10,401,000, of which $30,138,000 related to appreciated securities and $19,737,000 related to depreciated securities. During the year ended September 30, 1998, the fund realized, on a tax basis, a net capital gain of $11,143,000 on securities transactions. Net losses related to non-U.S. currency transactions of $7,846,000 are treated as an adjustment to ordinary income for federal income tax purposes. IN ADDITION, THE FUND HAS DEFERRED, FOR TAX PURPOSES, TO FISCAL YEAR ENDING SEPTEMBER 30, 1999, THE RECOGNITION OF LOSSES RELATED TO NON-U.S. CURRENCY TRANSACTIONS TOTALING $13,476,000 WHICH WERE REALIZED DURING THE PERIOD NOVEMBER 1, 1997 THROUGH SEPTEMBER 30, 1998. The cost of portfolio securities, excluding forward currency contracts, for book and federal income tax purposes was $626,144,000 at September 30, 1998.

[3/4]. FEES AND TRANSACTIONS WITH RELATED PARTIES

 INVESTMENT ADVISORY FEES - The fee of $4,538,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company
(CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provided for monthly fees, accrued daily, based on an annual rate of 0.70% of the first $500 million of average net assets; 0.60% of such assets in excess of $500 million but not exceeding $1 billion; and 0.50% of such assets in excess of $1 billion. The Board of Directors approved an amended agreement effective November 1, 1998 reducing the fees to 0.65% of the first $500 million of average net assets; 0.57% of such assets in excess of $500 million but not exceeding $1 billion; and 0.50% of such assets in excess of $1 billion. In addition, CRMC has agreed, effective September 1, 1998, to waive any fees in excess of what it would have received under the new fee schedule. Had such a waiver not taken place, the fee for management services would have been $4,562,000.

 DISTRIBUTION EXPENSES -   Pursuant to a Plan of Distribution, the fund may
expend up to 0.30% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended September 30, 1998, distribution expenses under the Plan were $1,595,000. As of September 30, 1998, accrued and unpaid distribution expenses were $114,000.

 TRANSFER AGENT FEES - American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $544,000. American Funds Distributors, Inc.
(AFD), the principal underwriter of the fund's shares, received $245,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

 DEFERRED DIRECTORS' FEES -   Directors who are unaffiliated with CRMC may
elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of September 30, 1998, aggregate amounts deferred and earnings thereon were $31,000.

  CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $653,886,000 and $773,262,000, respectively, during the year ended September 30, 1998.

 As of September 30, 1998, accumulated undistributed net realized gain on investments was $10,607,000 and additional paid-in capital was $635,409,000. The fund reclassified $17,643,000 of realized currency losses from accumulated net realized losses to undistributed net investment income in the year ended September 30, 1998.

  Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $177,000 includes $31,000 that was paid by these credits rather than in cash.

Net realized currency losses on interest, and sales of non-U.S. bonds and notes, on a book basis, were $31,805,000 for the year ended September 30, 1998. At September 30, 1998, the fund had outstanding forward currency contracts to purchase and sell non-U.S. currencies as follows:


                                                                                U.S.         Valuation
          Non-U.S.                      Contract            Amount
          Currency           -------------------     -------------                          Unrealized
          Contracts                     Non-U.S.              U.S.            Amount    (Depreciation)
                                                                                          Appreciation
--------------------------   ------------------------------------- ----------------- -------------------
Purchases:
 German Marks
  expiring 10/30/98 to
  3/1/99                            DM10,789,000        $6,359,000        $6,486,000        $  127,000
 Japanese Yen
  expiring 12/8/98 to
  3/1/99                            Y672,385,000         5,039,000         5,016,000           (23,000)
                                                 -------------------------------------------------------
                                                        11,398,000        11,502,000           104,000
                                                 -------------------------------------------------------
Sales:
 Australian Dollars
  expiring 10/26 to
  11/19/98                          A$13,119,000         7,703,000         7,784,000           (81,000)
 British Pounds
  expiring 10/19/98 to
  1/15/99                      10,945,000 POUNDS        18,026,000        18,536,000          (510,000)
 German Marks
  expiring 10/5/98 to
  2/16/99                           DM18,522,000        10,549,000        11,114,000          (565,000)
 Greek Drachma
  expiring 10/30 to
  11/2/98                       GRD2,652,973,000         8,649,000         9,163,000          (514,000)
 Japanese Yen
  expiring 10/20/98 to
  3/8/99                          Y1,453,263,000        10,438,000        10,691,000          (253,000)
 Netherlands Guilders
  expiring 1/28/99                  NLG6,210,000         3,314,000         3,316,000            (2,000)
 New Zealand Dollars
  expiring 10/21 to
  10/27/98                          NZ$7,816,000         3,878,000         3,912,000           (34,000)
 Swedish Kronor
  expiring 11/25/98                SKr23,330,000         2,782,000         2,979,000          (197,000)
 Swiss Francs
  expiring 10/14/98                 CHF2,000,000         1,355,000         1,451,000           (96,000)
                                                 -------------------------------------------------------
                                                        66,694,000        68,946,000        (2,252,000)
                                                 -------------------------------------------------------

Forward currency contracts - net                       $55,296,000       $57,444,000       $(2,148,000)
                                                  ================  ================  ================



Per-Share Data and Ratios
                                                                               Year     Ended    Septem    ber 30
                                                                     1998      1997      1996      1995      1994

Net Asset Value, Beginning of Year                                 $16.40    $16.86    $16.81    $15.33    $16.48
                                                                 --------  --------  --------  --------  --------
 Income From Investment Operations:
  Net investment income                                               .43       .88      1.09      1.09      1.05
  Net realized and unrealized gain(loss)
   on investments                                                     .57      (.16)      .16      1.57     (1.14)
                                                                 --------  --------  --------  --------  --------
   Total income (loss) from investment operations                    1.00       .72      1.25      2.66      (.09)
                                                                 --------  --------  --------  --------  --------
 Less Distributions:
  Dividends from net investment income                               (.80)     (.95)    (1.08)    (1.18)     (.90)
  Dividneds from net realized non-U.S. currency gains (1)               -      (.23)     (.12)        -      (.04)
  Distributions from net realized gains                              (.28)        -         -         -      (.12)
                                                                 --------  --------  --------  --------  --------
   Total distributions                                              (1.08)    (1.18)    (1.20)    (1.18)    (1.06)
                                                                 --------  --------  --------  --------  --------
Net Asset Value, End of Year                                       $16.32    $16.40    $16.86    $16.81    $15.33
                                                                 ========  ========  ========  ========  ========

Total Return (2)                                                     6.42%    4.38%      7.67%    18.10%   (.62)%

Ratios/Supplemental Data:
 Net assets, end of year (in millions)                               $645      $758      $811      $653      $576
 Ratio of expenses to average net assets                            1.06%     1.07%      1.09%     1.12%     1.11%
 Ratio of net income to average net assets                          5.15%     5.21%      6.07%     6.83%     6.88%
 Portfolio turnover rate                                          100.92%    79.00%    91.27%   104.96%    77.04%



(1) Realized non-U.S. currency gains are treated as ordinary income for federal income tax purposes.
(2) Excludes maximum sales charge of 4.75%

Independent Auditors' Report

To the Board of Directors and Shareholders of Capital World Bond Fund, Inc.:

 We have audited the accompanying statement of assets and liabilities of Capital World Bond Fund, Inc. (the "fund"), including the investment portfolio investments, as of September 30, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for
each of the five years in the period then ended.   These financial statements
and per-share data and ratios are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 1998, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other procedures.
An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of Capital World Bond Fund, Inc. at September 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Los Angeles, California
November 6, 1998



Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year.

Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 16% of the dividends paid by the fund from net investment income were derived from interest on direct U.S. Treasury obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many plan retirement trusts may need this information for their annual information reporting.

The fund designates as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 1999 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 1998 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.



                                    PART C
                          CAPITAL WORLD BOND FUND, INC.
                               OTHER INFORMATION

ITEM 23.  EXHIBITS

(a) Previously filed (see Post-Effective Amendment No. 15 filed December 30,
1997).
(b) Previously filed (see Post-Effective Amendment No. 15 filed December 30,
1997).
(c) Previously filed (see Post-Effective Amendment No. 15 filed December 30,
1997).
(d) Copy of Investment Advisory and Service Agreement dated November 1, 1998.
(e) Previously filed (see Post-Effective Amendment No. 15 filed December 30,
1997).
(f) None.
(g) Previously filed (see Post-Effective Amendment No. 15 filed December 30,
1997).
(h) None.
(I) Not applicable to this filing.
(j) Consent of Independent Auditors
(k) None.
(l) Previously filed (see Post-Effective Amendment No. 15 filed December 30,
1997).
(m) Previously filed (see Post-Effective Amendment No. 15 filed December 30,
1997).
(n) EX-27 Financial data schedule (EDGAR)
(o) None

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

  None.

ITEM 25. INDEMNIFICATION.

 Registrant is a joint-insured under Investment Advisor/Mutual Fund Errors and Omissions Policies written by American International Surplus Lines Insurance, Chubb Custom Insurance Company and ICI Mutual Insurance Company which insure its officers and Directors against certain liabilities. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify the individual.

 Article VIII of the Articles of Incorporation of the Fund provides that "The Corporation shall indemnify (1) its directors to the full extent provided by the general laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures provided by such laws; (2) its officers to the same extent it shall indemnify its directors; and (3) its officers who are not directors to such further extent as shall be authorized by the Board of Directors and be consistent with law. The foregoing shall not limit the authority of the Corporation to indemnify other employees and agents. Any indemnification by the Corporation shall be consistent with the requirements of law, including the Investment Company Act of 1940."

ITEM 25. INDEMNIFICATION (CONTINUED)

 Subsection (b) of Section 2-418 of the General Corporation Law of Maryland empowers a corporation to indemnify any person who was or is party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of that fact that he is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise, against expenses (including attorneys' fees), judgements, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

 Subsection (c) of Section 2-418 empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgement in its favor by reason of the fact that such person acted in any of the capacities set forth above, against expenses actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted under similar standards, except that no indemnification may be made in respect to any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless and only to the extent that a court of equity or the court in which such action or suit was brought shall determine that despite the adjudication of liability such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

 Section 2-418 further provides that to the extent a director or officer of a corporation has been successful in the defense of any action, suit or proceeding referred to in subsections (b) and (c) or in the defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith; that indemnification provided for by Section 2-418 shall not be deemed exclusive of any other rights to which the indemnified party may be entitled; that the scope of indemnification extends to directors, officers, employees or agents of a constituent corporation absorbed in a consolidation, or merger and persons serving in that capacity at the request of the constituent corporation for another; and empowers the corporation to purchase and maintain insurance on behalf of a director or officer of the corporation against any liability asserted against him or incurred by him in any such capacity or arising out of his status as such whether or not the corporation would have the power to indemnify him against such liabilities under Section 2-418.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

 None.

ITEM 27. PRINCIPAL UNDERWRITERS.

 (a) American Funds Distributors, Inc. is also the Principal Underwriter of shares of: AMCAP Fund, Inc., American Balanced Fund, Inc., The American Funds Income Series, The American Funds Tax-Exempt Series I, The American Funds Tax-Exempt Series II, American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., The Cash Management Trust of America, EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Money Fund of America, The U.S. Treasury Money Fund of America and Washington Mutual Investors Fund, Inc.

(B)       (1)                                      (2)                  (3)



        NAME AND PRINCIPAL         POSITIONS AND OFFICES        POSITIONS AND
                                                                OFFICES
        BUSINESS ADDRESS           WITH UNDERWRITER             WITH REGISTRANT

        David L. Abzug             Regional Vice President      None

        27304 Park Vista Road
        Agoura Hills, CA 91301





        John A. Agar               Vice President               None
        1501 N. University,
        Suite 227A
        Little Rock, AR 72207



        Robert B. Aprison          Vice President               None

        2983 Bryn Wood Drive

        Madison, WI  53711



L       William W. Bagnard         Vice President               None



        Steven L. Barnes           Senior Vice President        None

        5400 Mt. Meeker

        Boulder, CO 80301



B       Carl R. Bauer              Assistant Vice               None
                                   President



        Michelle A. Bergeron       Senior Vice President        None

        4160 Gateswalk Drive

        Smyrna, GA 30080



        Joseph T. Blair            Senior Vice President        None

        27 Drumlin Road

        West Simsbury, CT  06092



        John A. Blanchard          Vice President               None

        6421 Aberdeen Road

        Mission Hills, KS
        66208



        Ian B. Bodell              Senior Vice President        None

        P.O. Box 1665

        Brentwood, TN 37024-1665



        Michael L. Brethower       Senior Vice President        None

        2320 North Austin Avenue

        Georgetown, TX  78626



        C. Alan Brown              Regional Vice President      None

        4129 Laclede Avenue

        St. Louis, MO  63108



H       J. Peter Burns             Vice President               None



        Brian C. Casey             Regional Vice President      None

        8002 Greentree Road

        Bethesda, MD 20817



        Victor C. Cassato          Senior Vice President        None

        609 W. Littleton Blvd.,
        Suite 310

        Littleton, CO  80120



        Christopher J. Cassin      Senior Vice President        None

        111 W. Chicago Avenue,
        Suite G3

        Hinsdale, IL 60521



        Denise M. Cassin           Vice President               None

        1301 Stoney Creek Drive

        San Ramon, CA 94538



L       Larry P. Clemmensen        Director                     None



L       Kevin G. Clifford          Director,  President         None
                                   and Co-Chief Executive
                                   Officer



        Ruth M. Collier            Senior Vice President        None

        145 West 67th St.,
        Ste. 12K

        New York, NY  10023



S       David Coolbaugh            Assistant Vice               None
                                   President



        Thomas E. Cournoyer        Vice President               None

        2333 Granada Boulevard

        Coral Gables, FL  33134



        Douglas A. Critchell       Senior Vice President        None

        3521 Rittenhouse Street, N.W.

        Washington, D.C.  20015



L       Carl D. Cutting            Vice President               None



        Daniel J. Delianedis       Regional Vice President      None

        8689 Braxton Drive

        Eden Prairie, MN 55347



        Michael A. Dilella         Vice President               None

        P. O. Box 661

        Ramsey, NJ  07446



        G. Michael Dill            Senior Vice President        None

        505 E. Main Street

        Jenks, OK 74037



        Kirk D. Dodge               Senior Vice President       None

        633 Menlo Avenue, Suite 210

        Menlo Park, CA 94025

        Peter J. Doran             Senior Vice President        None

        1205 Franklin Avenue

        Garden City, NY  11530



L       Michael J. Downer          Secretary                    Vice President



        Robert W. Durbin           Vice President               None

        74 Sunny Lane

        Tiffin, OH  44883



I       Lloyd G. Edwards           Senior Vice President        None



L       Paul H. Fieberg            Senior Vice President        None



        John Fodor                 Vice President               None

        15 Latisquama Road

        Southborough, MA 01772



L       Mark P. Freeman, Jr.       Director                     None



        Clyde E. Gardner           Senior Vice President        None

        Route 2, Box 3162

        Osage Beach, MO  65065



B       Evelyn K. Glassford        Vice President               None



        Jeffrey J. Greiner         Vice President               None

        12210 Taylor Road

        Plain City, OH 43064



L       Paul G. Haaga, Jr.         Director                     Chairman of the
                                                                Board



B       Mariellen Hamann           Assistant Vice               None
                                   President



        David E. Harper            Senior Vice President        None

        R.D. 1, Box 210, Rte 519

        Frenchtown, NJ  08825



        Ronald R. Hulsey           Vice President               None

        6744 Avalon

        Dallas, TX  75214



        Robert S. Irish            Regional Vice President      None

        1225 Vista Del Mar
        Drive

        Delray Beach, FL
        33483



L       Robert L. Johansen         Vice President               None



        Michael J. Johnston        Director                     None

        630 Fifth Avenue,
        36th Floor

        New York, NY 10111-0121



B       Damien M. Jordan           Vice President               None



        Arthur J. Levine           Senior Vice President        None

        12558 Highlands Place

        Fishers, IN  46038



B       Karl A. Lewis              Assistant Vice               None
                                   President



        T. Blake Liberty           Regional Vice President      None

        5506 East Mineral Lane

        Littleton, CO  80122

        Mark Lien                  Regional Vice President      None

        5570 Beechwood
        Terrace

        West Des Moines, IA
        50266



L       Lorin E. Liesy             Assistant Vice               None
                                   President



L       Susan G. Lindgren          Vice President -             None
                                   Institutional

                                   Investment Services



LW      Robert W. Lovelace         Director                     None



        Steve A. Malbasa           Vice President               None

        13405 Lake Shore Blvd.

        Cleveland, OH  44110



        Steven M. Markel           Senior Vice President        None

        5241 South Race Street

        Littleton, CO  90121



L       J. Clifton Massar          Director, Senior Vice        None
                                   President



L       E. Lee McClennahan         Senior Vice President        None



L       Jamie R. McCrary           Assistant Vice               None
                                   President



S       John V. McLaughlin         Senior Vice President        None



        Terry W. McNabb            Vice President               None

        2002 Barrett Station Road

        St. Louis, MO  63131



L       R. William Melinat         Vice President -             None
                                   Institutional

                                   Investment Services



        David R. Murray            Vice President               None

        60 Briant Drive

        Sudbury, MA 01776



        Stephen S. Nelson          Vice President               None

        P.O. Box 470528

        Charlotte, NC  28247-0528



        William E. Noe             Regional Vice President      None

        304 River Oaks Road

        Brentwood, TN 37027



        Peter A. Nyhus             Vice President               None

        3084 Wilds Ridge
        Court

        Prior Lake, MN 55372



        Eric P. Olson              Vice President               None

        62 Park Drive

        Glenview, IL 60025



        Fredric Phillips           Senior Vice President        None

        175 Highland Avenue,
        4th Floor

        Needham, MA 02194



B       Candance D. Pilgrim        Assistant Vice               None
                                   President



        Carl S. Platou             Vice President               None

        4021 96th Avenue,
        S.E.

        Mercer Island, WA
        98040



L       John O. Post               Vice President               None

S       Richard P. Prior           Assistant Vice               None
                                   President



        Steven J. Reitman          Senior Vice President        None

        212 The Lane

        Hinsdale, IL  60521



        Brian A. Roberts           Vice President               None

        P.O. Box 472245

        Charlotte, NC  28247



        George S. Ross             Senior Vice President        None

        55 Madison Avenue

        Morristown, NJ  07962



L       Julie D. Roth              Vice President               None



L       James F. Rothenberg        Director                     None



        Douglas F. Rowe            Vice President               None

        30008 Oakland Hills Drive

        Georgetown, TX 78628



        Christopher Rowey          Regional Vice President      None

        9417 Beverlywood
        Street

        Los Angeles, CA 90034



        Dean B. Rydquist           Senior Vice President        None

        1080 Bay Point Crossing

        Alpharetta, GA 30005



        Richard R. Samson          Senior Vice President        None

        4604 Glencoe Avenue, #4

        Marina del Rey, CA  90292



        Joseph D. Scarpitti        Vice President               None

        31465 St. Andrews

        Westlake, OH 44145



L       R. Michael Shanahan        Director                     None



        David W. Short             Director,  Chairman of       None
        1000 RIDC Plaza,           the Board and Co-Chief
        Suite 212                  Executive Officer
        Pittsburgh, PA  15238



        William P. Simon, Jr.      Senior Vice President        None

        912 Castlehill Lane

        Devon, PA 91333



L       John C. Smith              Assistant Vice               None
                                   President -
                                   Institutional
                                   Investment Services



        Rodney G. Smith            Vice President               None

        100 N. Central Expressway,
        Suite 1214

        Richardson, TX  75080



        Tony Soave                 Regional Vice President      None

        8831 Morning Mist
        Drive

        Clarkston, MI 48348



        Nicholas D.                Regional Vice President      None
        Spadaccini

        855 Markley Woods Way

        Cincinnati, OH 45230



L       Kris J. Spazafumo          Assistant Vice               None
                                   President



        Daniel S. Spradling        Senior Vice President        None

        181 Second Avenue
        Suite 228

        San Mateo, CA  94401

B       Max D. Stites              Vice President               None

        Thomas A. Stout            Regional Vice President      None

        3919 Whooping Crane
        Circle

        Virginia Beach, VA
        23455



        Craig R. Strauser          Vice President               None

        3 Dover Way

        Lake Oswego, OR 97034



        Francis N. Strazzeri       Senior Vice President        None

        31641 Saddletree
        Drive

        Westlake Village, CA
        91361



L       Drew W. Taylor             Assistant Vice               None
                                   President



S       James P. Toomey            Vice President               None



I       Christopher E. Trede       Vice President               None



        George F. Truesdail        Vice President               None

        400 Abbotsford Court

        Charlotte, NC  28270



        Scott W. Ursin-Smith       Vice President               None

        60 Reedland Woods Way

        Tiburon, CA 94920



L       David M. Ward              Vice President -             None
                                   Institutional
                                   Investment Services



        Thomas E. Warren           Regional Vice President      None

        119 Faubel Street

        Sarasota, FL  34242



L       J. Kelly Webb              Senior Vice President,       None
                                   Treasurer



        Gregory J. Weimer          Vice President               None

        206 Hardwood Drive

        Venetia, PA 15367



B       Timothy W. Weiss           Director                     None



        George Wenzel              Regional Vice President      None

        3406 Shakespeare
        Drive

        Troy, MI 48084



        N. Dexter Williams         Senior Vice President        None
        P.O. Box 2200
        Danville, CA 94526



        Timothy J. Wilson          Vice President               None

        113 Farmview Place

        Venetia, PA  15367



B       Laura L. Wimberly          Vice President               None



H       Marshall D. Wingo          Director, Senior Vice        None
                                   President



L       Robert L. Winston          Director, Senior Vice        None
                                   President



        William R. Yost            Vice President               None

        9320 Overlook Trail

        Eden Prairie, MN
        55347



        Janet M. Young             Regional Vice President      None

        1616 Vermont

        Houston, TX  77006



        Scott D. Zambon            Regional Vice President      None

        320 Robinson Drive

        Tustin Ranch, CA 92782




__________
L Business Address, 333 South Hope Street, Los Angeles, CA  90071
LW Business Address, 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, CA 90025
B Business Address, 135 South State College Boulevard, Brea, CA  92821
S Business Address, 3500 Wiseman Boulevard, San Antonio, TX  78251
H Business Address, 5300 Robin Hood Road, Norfolk, VA 23513
I Business Address, 8332 Woodfield Crossing Blvd., Indianapolis, IN 46240

 (c) None.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

  Accounts, books and other records required by Rules 31a-1 and 31a-2 under the Investment Company Act of 1940, as amended, are maintained and kept in the offices of the fund and its investment adviser, Capital Research and Management Company, 333 South Hope Street, Los Angeles, CA 90071. Certain accounting records are maintained and kept in the offices of the fund's accounting department, 135 South State College Blvd., Brea, CA 92821.

     Records covering shareholder accounts are maintained and kept by the transfer agent, American Funds Service Company, 135 South State College Blvd., Brea, CA 92821, 3500 Wiseman Boulevard, San Antonio, TX 78251, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 42640, and 5300 Robin Hood Road, Norfolk, VA 23514.

  Records covering portfolio transactions are also maintained and kept by the custodian, The Chase Manhattan Bank, One Chase Manhattan Plaza, New York, NY 10081.

ITEM 29. MANAGEMENT SERVICES.

  None.

ITEM 30. UNDERTAKINGS.

  n/a


                            SIGNATURE OF REGISTRANT

 Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, and State of California, on the 23rd day of November, 1998.

   CAPITAL WORLD BOND FUND, INC.

   By  /s/ Paul G. Haaga, Jr.
      (Paul G. Haaga, Jr., Chairman of the Board)

 Pursuant to the requirements of the Securities Act of 1933, this amendment to registration statement has been signed below on November 23, 1998, by the following persons in the capacities indicated.

         SIGNATURE                           TITLE

(1)      Principal Executive Officer:

          /s/ Abner D. Goldstine             President and Director
            (Abner D. Goldstine)

(2)      Principal Financial Officer and
         Principal Accounting Officer:

          /s/ Anthony W. Hynes, Jr.          Treasurer
            (Anthony W. Hynes, Jr.)

(3)      Trustees:

         H. Frederick Christie*              Director
         Don R. Conlan*                      Director
         Diane C. Creel*                     Director
         Martin Fenton, Jr.*                 Director
         Leonard R. Fuller*                  Director

          /s/ Abner D. Goldstine             President and Director
            (Abner D. Goldstine)

          /s/ Paul G. Haaga, Jr.             Chairman and Director
            (Paul G. Haaga, Jr.)

         Herbert Hoover III*                 Director
         Richard G. Newman*                  Director

*By   /s/ Julie F. Williams
 Julie F. Williams, Attorney-in-Fact

  Counsel represents that this amendment does not contain disclosures that would make the amendment ineligible for effectiveness under the provisions of rule 485(b).

        /s/ Michael J. Downer
       (Michael J. Downer)